SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No. _______)

Filed by the registrant [X]
Filed by a party other than the registrant [  ]

Check the appropriate box:
[X ] Preliminary Proxy Statement    [ ] Confidential, for use of the Commission
[  ] Definitive Proxy Statement         Only (as permitted by Rule 14a 6(e)(2))
[  ] Definitive Additional Materials
[  ] Soliciting Material pursuant toss.240.14a-11(c) orss.240.14a-12

                          Synergy Financial Group, Inc.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
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         (2) Aggregate number of securities to which transaction applies:
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         (3) Per unit price or other  underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
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         (4) Proposed maximum aggregate value of transaction:
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         (5) Total fee paid:
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  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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

                          SYNERGY FINANCIAL GROUP, INC.
                              310 North Avenue East
                           Cranford, New Jersey 07016
                                 (908) 272-3838

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

         Notice is hereby given that a Special Meeting of Stockholders (the "Special Meeting") of Synergy Financial Group, Inc. (the "Company") will be held at the office of the Company, located at 310 North Avenue East, Cranford, New Jersey on ______________ at ____, local time. As of the date hereof, the Company owns 100% of the common stock of Synergy Bank and is majority-owned by Synergy, MHC (the "Mutual Holding Company").

         The Special Meeting is for the purpose of considering and voting upon:

          1. A Plan of Conversion and Reorganization (the "Plan"), pursuant to which the Mutual Holding Company will be merged into Synergy Bank and the Company will be succeeded by a newly incorporated New Jersey corporation with the same name as the Company (the "New Holding Company"), which has been established for the purpose of completing the conversion and reorganization. As part of the conversion and reorganization, shares of common stock representing the Mutual Holding Company's ownership interest in the Company will be offered for sale in a subscription and community offering. Common stock currently held by the public stockholders of the Company will be converted into new shares of the New Holding Company pursuant to an exchange ratio that will ensure that each stockholder at the time of the conversion and reorganization will own the same percentage of the New Holding Company's common stock as he or she held in the Company's common stock immediately prior to the conversion, exclusive of any shares purchased by the stockholder in the offering and cash received in lieu of fractional shares.

          2. Ratification of the Synergy Financial Group, Inc. 2003 Stock Bonus Plan (the "Stock Bonus Plan"); and

          3. Any other matters that may lawfully come before the Special Meeting. As of the date of mailing of this Notice, the Board of Directors is not aware of any other matters that may come before the Special Meeting.

         Stockholders of Synergy Financial Group, Inc. at the close of business on __________, 2003 are entitled to notice of and to vote at the Special Meeting.

                                                          /s/Kevin A. Wenthen
                                                          ----------------------
                                                          Kevin A. Wenthen
                                                          Secretary
______________, 2003
Cranford, New Jersey
                        _________________________________

         YOUR VOTE IS VERY IMPORTANT. THE ENCLOSED PROSPECTUS PROVIDES A MORE DETAILED DESCRIPTION OF THE PROPOSED TRANSACTION AND IS INCORPORATED BY REFERENCE HERETO. IF YOU HAVE ANY QUESTIONS, PLEASE CALL OUR CONVERSION CENTER AT ___________.

         YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE PLAN AND RATIFICATION OF THE STOCK BONUS PLAN BY COMPLETING THE ENCLOSED PROXY CARD AND PROMPTLY RETURNING IT IN THE ENCLOSED POSTAGE- PAID ENVELOPE AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT. ANY PROXY GIVEN BY A STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE SPECIAL MEETING.

                              QUESTIONS AND ANSWERS
                FOR STOCKHOLDERS OF SYNERGY FINANCIAL GROUP, INC.

         You should read this document and the accompanying Prospectus (which includes a detailed index) for information about the conversion and reorganization. The Plan of Conversion and Reorganization described herein has been conditionally approved by our regulators.

Q.   What are stockholders being asked to approve?

A. The Company's stockholders as of _____________, 2003 are being asked to vote on two proposals. First, stockholders will vote on the proposed Plan
                             -----
     of Conversion and Reorganization, under which the Mutual Holding Company will convert into stock form and merge into Synergy Bank and the New Holding Company will offer for sale to depositors of Synergy Bank and the public the ownership position in Synergy Financial Group, Inc. now owned by the Mutual Holding Company. Second, stockholders will vote on the
                                     ------
     ratification of the Synergy Financial Group, Inc. 2003 Stock Bonus Plan (the "Stock Bonus Plan").

Q. What are the reasons for the mutual-to-stock conversion and related stock offering?

A. The primary reason for the conversion and reorganization is to raise additional equity capital, which will support future deposit growth and expanded operations. We also intend to list the common stock on the Nasdaq National Market, which will provide additional liquidity and visibility for the common stock, additional flexibility in merger and acquisition transactions, and easier access to the capital markets through possible future equity and debt offerings.

Q. What will stockholders receive for their existing Synergy Financial Group, Inc. shares?

A. As more fully described in the sections of the Prospectus entitled "The Conversion" and "The Stock Offering," depending on the number of shares sold in the offering, each share of common stock that you own upon completion of the conversion and reorganization will be exchanged for between 1.8425 new shares at the minimum and 2.9425 new shares at the maximum of the offering range (though cash will be paid in lieu of fractional shares).

Q. Why will the shares that I receive be based on a price of $10.00 per share rather than the trading price of the Synergy Financial Group, Inc. common stock prior to the conversion?

A. The Company's Board of Directors selected a price of $10.00 per share for the stock offered for sale because it is a commonly selected per share price for mutual-to-stock conversions of savings institutions. The number of new shares that you will receive for your existing shares will not depend on the market price of Synergy Financial Group, Inc. common stock. It will depend on the number of shares sold in the offering, which will in turn depend on the final independent appraisal of the pro forma market value of Synergy Financial Group, Inc. assuming completion of the conversion and the stock offering. The result will be that you will own the same percentage of common stock of the New Holding Company after the conversion and reorganization as you held in the common stock of the Company immediately prior thereto, exclusive of (i) any shares purchased by you in the stock offering and (ii) cash received in lieu of fractional shares.

Q.   Should I submit my stock certificate(s) now?

A. No. If you hold your certificate(s), instructions for exchanging the shares will be sent to you after completion of the conversion and reorganization. If your shares are held in "street name" rather than in certificate form, the share exchange will occur automatically upon completion of the conversion and reorganization.

Q. If my shares are held in street name, will my broker automatically vote on my behalf?

A. No. Your broker will not be able to vote your share without instructions from you. You should instruct your broker to vote your shares, using the directions that your broker provides to you.

Q.   What if I do not give voting instructions to my broker?

A. Your vote is important. The Plan of Conversion and Reorganization requires the approval of at least two-thirds of the outstanding shares of common stock of Synergy Financial Group, Inc. and a majority of the votes cast by stockholders other than the MHC. If you do not instruct your broker to vote your shares, the unvoted proxy will not be considered as a vote cast and therefore will have no effect on the Plan of Conversion and Reorganization.

Q. May I place an order to purchase shares in the offering, in addition to the shares that I will receive in the exchange?

A. Yes. Eligible depositors of Synergy Bank have priority subscription rights allowing them to purchase common stock in the subscription offering. Shares not purchased in the subscription offering may be available for sale to the public in a community offering, as fully described in the Prospectus.

Q. Why is the Company presenting the Stock Bonus Plan for stockholder approval?

A. The Company is submitting the Stock Bonus Plan to stockholders in accordance with the regulations of the Office of Thrift Supervision ("OTS") applicable to financial institutions in the mutual holding company form and the Company's Charter. Implementation of the Stock Bonus Plan is subject to ratification by the stockholders of the Company and approval or non-objection by the OTS. For additional information regarding the Stock Bonus Plan, see "Proposal II - Ratification of the 2003 Stock Bonus Plan."

Other Questions?

         For answers to other questions, please read the Proxy Statement and the Prospectus. Questions about the offering or voting may be directed to the Stock Center by calling, (908) 956-4011, Monday through Friday, from 9:00 a.m. and 5:00 p.m., local time.

                          SYNERGY FINANCIAL GROUP, INC.
                              310 North Avenue East
                           Cranford, New Jersey 07016
                                 (908) 272-3838

                           PROXY STATEMENT/PROSPECTUS

                                                          _____________ __, 2003

         YOUR PROXY, IN THE FORM ENCLOSED, IS SOLICITED BY THE BOARD OF DIRECTORS OF SYNERGY FINANCIAL GROUP, INC. (THE "COMPANY"), FOR USE AT THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON _______________, 2003, AND AT ANY ADJOURNMENT OF THAT MEETING, FOR THE PURPOSES SET FORTH IN THE FOREGOING NOTICE OF SPECIAL MEETING.

         VOTING IN FAVOR OF THE PLAN WILL NOT OBLIGATE ANY PERSON TO PURCHASE CONVERSION STOCK. SHARES OF CONVERSION STOCK ARE BEING OFFERED ONLY BY THE PROSPECTUS.

         THIS PROXY STATEMENT IS A SUMMARY OF INFORMATION ABOUT THE MUTUAL HOLDING COMPANY, THE COMPANY, THE BANK AND THE NEW HOLDING COMPANY (COLLECTIVELY, THE "PRIMARY PARTIES") AND THE PROPOSED CONVERSION AND
REORGANIZATION. A MORE DETAILED DESCRIPTION OF THE PRIMARY PARTIES AND THE CONVERSION AND REORGANIZATION IS INCLUDED IN THE PROSPECTUS, WHICH IS INCORPORATED BY REFERENCE HEREIN.

                  VOTING RIGHTS AND VOTE REQUIRED FOR APPROVAL

         Only stockholders of record at the close of business on _____________, 2003 (the "Voting Record Date") are entitled to notice of and to vote at the Special Meeting. Pursuant to Office of Thrift Supervision ("OTS") regulations, consummation of the proposed conversion and reorganization is conditioned upon the approval of the Plan by the OTS, as well as (1) the approval of at least two-thirds of the total number of votes eligible to be cast by the stockholders of the Company, and a majority of the votes cast at the Special Meeting by the stockholders of the Company other than the Mutual Holding Company (the "Public Stockholders"), as of the close of business on the Voting Record Date, and (2) the approval of at least a majority of the votes entitled to be cast by the members of the Mutual Holding Company as of the voting record date for the special meeting of members called for the purpose of considering the Plan. The Mutual Holding Company intends to vote its shares of Synergy Financial Group, Inc. Common Stock, which amount to 56.5% of the outstanding shares, in favor of the Plan at the Special Meeting.

         The Stock Bonus Plan (Proposal II) must be ratified by a majority of the votes cast on the proposal without regard to (i) broker non-votes or (ii) proxies marked "ABSTAIN" as to that matter.

         This Proxy Statement, including the enclosed Prospectus dated ________________, 2003, which is incorporated by reference, and related materials are first being mailed to stockholders of the Company on or about ___________, 2003.

         THE BOARD OF  DIRECTORS  OF THE COMPANY  URGES YOU TO VOTE FOR THE PLAN
                                                                    ---
AND THE STOCK BONUS PLAN AND TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE,

EVEN IF YOU DO NOT INTEND TO PURCHASE COMMON STOCK. THIS WILL ENSURE THAT YOUR VOTE WILL BE COUNTED.

         THE OTS HAS APPROVED THE PLAN, SUBJECT TO THE APPROVAL OF THE STOCKHOLDERS OF THE COMPANY AND THE SATISFACTION OF CERTAIN OTHER CONDITIONS. HOWEVER, SUCH APPROVAL DOES NOT CONSTITUTE AN ENDORSEMENT OR RECOMMENDATION OF THE PLAN BY THE OTS.


                                     PROXIES

         The Company's Board of Directors is soliciting the proxy which accompanies this Proxy Statement for use at the Special Meeting. Stockholders may vote at the Special Meeting or any adjournment thereof in person or by proxy. All properly executed proxies received by the Board of Directors of the Company will be voted in accordance with the instructions indicated thereon by the stockholders giving such proxies. If no contrary instructions are given, such proxies will be voted in favor of the proposals as described herein. If any other matters are properly presented before the Special Meeting and may properly be voted upon, the proxies solicited hereby will be voted on such matters in accordance with the best judgment of the proxy holders named therein. Any member giving a proxy will have the right to revoke his proxy at any time before it is voted by delivering written notice or a duly executed proxy bearing a later date to the Secretary of the Company, provided that such notice or proxy is received by the Secretary prior to the Special Meeting or any adjournment thereof, or by attending the Special Meeting and voting in person. If there are not sufficient votes for approval of the proposals at the time of the Special Meeting, the Special Meeting may be adjourned to permit further solicitation of proxies.

         Proxies may be solicited by officers, directors or other employees of the Mutual Holding Company in person, by telephone or through other forms of communication. Such persons will be reimbursed by the Mutual Holding Company for their expenses incurred in connection with such solicitation. Sandler O'Neill & Partners, L.P. ("Sandler") will assist in the solicitation of proxies. Sandler will receive a $25,000 management fee plus out-of-pocket expenses for its management and proxy solicitation services in connection with the conversion and reorganization.

         The proxies solicited hereby will be used only at the Special Meeting and at any adjournment thereof; they will not be used at any other meeting.

         The approval of the Plan (Proposal I) will require the affirmative vote of at least two-thirds of the total votes eligible to be cast by all stockholders of the Company, including the Mutual Holding Company, and the affirmative vote of at least a majority of the total votes cast by the Public Stockholders.

         Ratification of the Stock Bonus Plan (Proposal II) requires the affirmative vote of a majority of votes cast on the proposal without regard to
(i) broker non-votes or (ii) proxies marked "ABSTAIN" as to that matter.

         As of __________, 2003, the Mutual Holding Company held 1,889,502 shares or 56.5% of the outstanding shares of the Company's common stock and the Mutual Holding Company intends to vote all such shares in favor of the Plan and of ratification of the Stock Bonus Plan.

               VOTING SECURITIES AND BENEFICIAL OWNERSHIP THEREOF

         On the Voting Record Date, there were 3,344,252 shares of Synergy Financial Group, Inc. Common Stock outstanding, and the Company had no other class of equity securities outstanding. Each share of Synergy Financial Group, Inc. Common Stock outstanding on the Voting Record Date is entitled to one vote at the Special Meeting on all matters properly presented at the Special Meeting.

         As provided in the Company's Charter, for a period of five years from the effective date of the Charter, no person, except for the Mutual Holding Company, is permitted to beneficially own in excess of 10% of the outstanding shares of common stock (the "Limit") of the Company, and any shares of common stock acquired in violation of this Limit are not entitled to any vote. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity.

         A majority of the outstanding shares of Synergy Financial Group, Inc. Common Stock entitled to vote, represented in person or by proxy, shall constitute a quorum at the Special Meeting. Shares as to which the "ABSTAIN" box has been marked on the proxy and any shares held by brokers in street name for customers which are not voted in the absence of instructions from the customers ("broker non-votes") will be counted as present for determining if a quorum is present. Because the Plan must be approved by the vote of at least two-thirds of the outstanding Synergy Financial Group, Inc. Common Stock (including those shares held by the Mutual Holding Company) and the affirmative vote of a majority of the votes cast by Public Stockholders, abstentions and broker non-votes will have the same effect as a vote against such proposal.

Beneficial Ownership of Stock

         The following table sets forth, as of the Voting Record Date, information as to the Company's common stock beneficially owned by persons or groups who own more than 5%of the Company. Other than the Mutual Holding Company, management knows of no person or group that owns more than 5% of the outstanding shares of common stock as of the Voting Record Date.


                                                               Percent of Shares
                                            Amount of           of Common Stock
Name and Address of Beneficial Owner   Beneficial Ownership       Outstanding
------------------------------------   --------------------    -----------------

Synergy, MHC
310 North Avenue East                       1,889,502               56.5%
Cranford, New Jersey 07016


                    INCORPORATION OF INFORMATION BY REFERENCE

         The Prospectus that accompanies this Proxy Statement is incorporated by reference into this Proxy Statement in its entirety. The Company urges you to carefully read both this Proxy Statement and the Prospectus before voting on
                ----
Proposal  I  presented  at  the  Special  Meeting.  The  Prospectus  sets  forth descriptions of the conversion and reorganization and the related offering of Synergy Financial Group, Inc. Common Stock under the sections entitled "Summary," "The Conversion" and "The Stock Offering." Such sections also describe the effects of the conversion and reorganization on the stockholders of the Company, including the tax consequences thereof.

         Information regarding the Primary Parties is set forth in the Prospectus under the captions "Summary - The Companies," "- Synergy Financial Group, Inc.," and "- Synergy Bank," as well as under "Business of Synergy Financial Group, Inc.," and "Business of Synergy Bank." The Prospectus further describes the business and financial condition of the Bank under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations." The capital stock of the Company is described in the Prospectus in "Description of Capital Stock." A discussion of the restrictions imposed on acquisition of the New Holding Company by its certificate of incorporation and bylaws and OTS regulations can be found in the Prospectus at "Restrictions on Acquisition of Synergy Financial Group, Inc." In addition, the historical, consolidated financial statements of the Bank are included in the Prospectus. Information regarding the use of proceeds from the sale of Synergy Financial Group, Inc. Common Stock in connection with the conversion and reorganization, the historical capitalization and the pro forma capitalization of the Bank, other pro forma data, as well as information pertaining to regulation, employees and legal proceedings are set forth in the Prospectus under the captions "Use of Proceeds," "Capitalization," "Pro Forma Data," "Historical and Pro Forma Capital Compliance," "Regulation," "Business of Synergy Bank - Personnel" and "-- Legal Proceedings," respectively. The Pro Forma Data show the effects of the conversion and reorganization on the Bank's total stockholders' equity and net income, on both an aggregate and per share basis, based upon the assumptions set forth therein.

         The Prospectus also sets forth a description of the current management of the Company, the Mutual Holding Company and Synergy Bank, as well as the management of the New Holding Company after the conversion and reorganization, including current compensation and benefits as well as proposed future stock benefit plans. See the section entitled "Management" in the Prospectus.


       PROPOSAL I - APPROVAL OF THE PLAN OF CONVERSION AND REORGANIZATION

         The Board of Directors of the Company has approved the Plan, as has the OTS, subject to approval by the members of the Mutual Holding Company and the stockholders of the Company entitled to vote on the matter, and subject to the satisfaction of certain other conditions. Such OTS approval, however, does not constitute a recommendation or endorsement of the Plan by such agency.

         In addition to this Proxy Statement, you have received as part of this mailing a Prospectus that describes the Company, the New Holding Company, the conversion and reorganization and the related stock offering. The Prospectus is incorporated by reference into this Proxy Statement in its entirety. The Company urges you to carefully read both this Proxy Statement and the Prospectus before
                            ----
voting on Proposal I presented at the Special Meeting.

Comparison of Stockholders' Rights under Federal and New Jersey Law and Certain Anti-Takeover Provisions

         General. As a result of the conversion, the current public stockholders of the Company will become stockholders of the New Holding Company. There are certain differences in stockholder rights arising from distinctions between the Company's federal charter and bylaws and the New Holding Company's New Jersey certificate of incorporation and bylaws, which are based on New Jersey corporate law. Additionally, there are distinctions between laws applicable to federally chartered savings institutions and holding companies and laws applicable to New Jersey corporations.

         The discussion herein is not intended to be a complete statement of the differences affecting the rights of stockholders, but rather as a summary of the material differences and similarities affecting the rights of stockholders. The discussion herein is qualified in its entirety by reference to the New Holding Company's certificate of incorporation and bylaws and the New Jersey Business Corporation Act. Procedures for obtaining a copy of the New Holding Company's certificate of incorporation and bylaws can be found under the caption "Where You Can Find Additional Information" in the Prospectus.

         Authorized Capital Stock. The New Holding Company's authorized capital stock consists of 20,000,0000 shares of common stock, par value $.10 per share, and 5,000,000 shares of preferred stock, no par value. The Company's current federal charter authorizes capital stock consisting of 18,000,000 shares of common stock and 2,000,000 shares of preferred stock, par value $.10 per share. The shares of the New Holding Company's common stock and preferred stock were authorized in an amount greater than that to be issued in the conversion to provide the New Holding Company's Board of Directors with flexibility to effect, among other transactions, financing, acquisitions, stock dividends, stock splits and employee stock options. However, these additional authorized shares may also be used by the New Holding Company's Board of Directors, consistent with their fiduciary duty, to deter future attempts to gain control of the New Holding Company. The New Holding Company's Board of Directors will also have sole authority to determine the terms of any one or more series of preferred stock, including voting rights, conversion rates, and liquidation preferences. As a result of the ability to fix voting rights for a series of preferred stock, the Board of Directors of the New Holding Company will also have the power, to the extent consistent with its fiduciary duty, to issue a series of preferred stock to persons friendly to management in order to attempt to block a post tender offer merger or other transaction by which a third party seeks control, and thereby assist management to retain its position. The New Holding Company's Board of Directors currently has no plans for the issuance of additional shares, other than the issuance of additional shares pursuant to stock benefit plans.

         Issuance of Capital Stock. Pursuant to applicable federal laws and regulations, Synergy, MHC is required to own not less than a majority of the Company's currently outstanding common stock. There will be no such restriction applicable to the ownership of the New Holding Company's common stock following consummation of the conversion.

         Neither the New Holding Company's certificate of incorporation nor New Jersey law contains restrictions on the issuance of shares of capital stock to directors, officers or controlling persons, whereas the Company's current federal charter restricts such issuance to general public offerings or, if qualifying shares, to directors, unless the share issuance or the plan under which they would be issued has been approved by a majority of the total votes eligible to be cast at a legal stockholders' meeting. Thus, stock- related compensation plans, such as stock option plans, could be adopted by the New Holding Company without stockholder approval and shares of the New Holding Company's capital stock could be issued directly to directors or officers without stockholder approval. The bylaws of the National Association of Securities Dealers, Inc., however, generally require corporations with securities quoted on the Nasdaq National Market System to obtain stockholder approval of most stock compensation plans for directors, officers and key employees of the corporation. Moreover, although generally not required, stockholder approval of stock-related compensation plans may be sought in certain instances in order to qualify such plans for favorable federal income tax and securities law treatment under current laws and regulations.

         Voting Rights. Neither the Company's current federal charter or bylaws nor the New Holding Company's certificate of incorporation or bylaws provide for cumulative voting in elections of directors. For additional information regarding voting rights, see "--Limitations on Acquisitions of Voting Stock and Voting Rights" below.

         Payment of Dividends. The current ability of the Company to pay dividends on its capital stock is restricted by regulations and by federal income tax considerations related to federal savings institutions and federal holding companies such as Synergy Bank and the Company. Although the New Holding Company will not be subject to these restrictions on its dividends, such restrictions will indirectly affect the New Holding Company because dividends from Synergy Bank will be its primary source of funds for the payment of dividends to its stockholders. See the section of the Prospectus entitled "Regulation --Regulation of Synergy Bank--Dividend and Other Capital Distribution Limitations."

         Certain restrictions generally imposed on New Jersey corporations may also have an impact on the New Holding Company's ability to pay dividends. New Jersey law generally provides that a corporation is prohibited from paying a dividend if, after such payment, it would not be able to pay its debts as they became due or if the corporation's total assets would be less than the sum of its total liabilities.

         Board of Directors. The Company's current federal bylaws and the New Holding Company's certificate of incorporation and bylaws each require that the Company's Board of Directors and the New Holding Company's Board shall be divided into three classes as nearly equal in number as possible and that the members of each class shall be elected for a term of three years and until their successors are elected and qualified, with one class being elected annually.

         Under the Company's federal bylaws, any vacancies in the Company's Board of Directors may be filled by the affirmative vote of a majority of the remaining directors although less than a quorum of the Board of Directors, and persons so elected to fill vacancies may only serve until the next annual meeting of stockholders. Under the New Holding Company's certificate of incorporation, any vacancy occurring in its Board of Directors, including any vacancy created by reason of an increase in the number of directors, may be filled by the remaining directors, and any director so chosen shall hold office for the remainder of the term to which the director has been elected and until his or her successor is elected and qualified.

         Limitations on Liability. The New Holding Company's certificate of incorporation provides that its directors shall not be personally liable for monetary damages to the New Holding Company for certain actions as directors, except for liabilities that involve a director's willful misconduct or the director's conscious disregard for the best interest of the company, the authorization of unlawful distributions, a director's receipt of an improper personal benefit from his or her position as a director or a violation of criminal law, unless the director had reasonable cause to believe that his or her conduct was lawful. This provision might, in certain instances, discourage or deter stockholders or management from bringing a lawsuit against the New Holding Company's directors for a breach of their duties even though such an action, if successful, might have benefitted the New Holding Company.

         Currently, the Office of Thrift Supervision does not permit federally chartered holding companies like the Company to limit the personal liability of directors in the manner provided by New Jersey law and the laws of many other states.

         Indemnification of Directors, Officers, Employees and Agents. The current federal charter and bylaws of the Company do not contain any provision relating to indemnification of directors and officers. Under current Office of Thrift Supervision regulations, however, the Company, as a federal holding company, is required indemnify its directors, officers and employees for any costs incurred in connection with any litigation involving any such person's activities as a director, officer or employee if such person obtains a final judgment on the merits in his or her favor. In addition, indemnification is permitted in the case of a settlement, a final judgment against such person or final judgment other than on the merits, if a majority of disinterested directors determine that such person was acting in good faith within the scope of his or her employment as he or she could reasonably have perceived it under the circumstances and for a purpose he or she could reasonably have believed under the circumstances was in the best interest of the

Company or its stockholders. The Company is also currently permitted under federal regulations to pay ongoing expenses incurred by a director, officer or employee if a majority of disinterested directors concludes that such person may ultimately be entitled to indemnification. Before making any indemnification payment, the Company is required to notify the Office of Thrift Supervision of its intention and such payment cannot be made if the Office of Thrift Supervision objects thereto.

         The New Holding Company's officers, directors, agents and employees will be indemnified with respect to certain actions pursuant to its certificate of incorporation, which complies with New Jersey law regarding indemnification. New Jersey law allows the New Holding Company to indemnify the aforementioned persons for expenses, settlements, judgments and fines in suits in which such person has been made a party by reason of the fact that he or she is or was an agent of the New Holding Company. Generally, indemnification would be permitted if such person acted in good faith or in a manner he or she reasonably believed to be in or not opposed to the New Holding Company's best interests and, with respect to any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful.

         Special Meetings of Stockholders. The New Holding Company's certificate of incorporation provides that special meetings of its stockholders may be called by the president, the board of directors or a duly designated committee of the board of directors. The Company's current federal charter provides that special meetings of stockholders may be called by the Chairman, the President, a majority of the Board of Directors or the holders of not less one-tenth of the outstanding capital stock of the Company entitled to vote.

         Stockholder Nominations and Proposals. The current federal bylaws of the Company generally provide that stockholders may submit nominations for election of director at an annual meeting of stockholders at least five days before the date of any such meeting and may submit any new business to be taken up at such a meeting by filing such in writing with the Company at least five days before the date of any such meeting.

         The New Holding Company's bylaws generally provide that any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a meeting of stockholders must submit written notice to the New Holding Company not less than not less than 60 days prior to the anniversary date of its immediately preceding annual meeting of stockholders. Failure to comply with these advance notice requirements will preclude such nominations or new business from being considered at the meeting. Management believes that it is in the best interests of New Holding Company and its stockholders to provide sufficient time to enable management to disclose to stockholders information about a dissident slate of nominations for directors. This advance notice requirement may also give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations, should management determine that doing so is in the best interest of stockholders, generally. Similarly, adequate advance notice of stockholder proposals will give management time to study such proposals and to determine whether to recommend to the stockholders that such proposals be adopted. In certain instances, such provisions could make it more difficult to oppose management's nominees or proposals, even if stockholders believe such nominees or proposals are in their best interests.

         Stockholders' Right to Examine Books and Records. A federal regulation applicable to the Company provides that stockholders may inspect and copy specified books and records of a federally chartered holding company after proper written notice for a proper purpose. New Jersey law similarly provides that a stockholder may inspect certain books and records if the stockholder makes a written demand for a proper purpose.

         Limitations on Acquisitions of Voting Stock and Voting Rights. The New Holding Company's certificate of incorporation provides that in no event shall any record owner of any outstanding common stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of common stock be entitled or permitted to any vote in respect of the shares held in excess of such limit. The Company's current federal charter provides for a similar voting restriction on shares of common stock beneficially owned by any person in excess of 10% of the outstanding shares, but such restriction expires five years from the completion of Synergy Bank's conversion from mutual to stock form.

         Mergers, Consolidations and Sales of Assets. A federal regulation currently requires the approval of two-thirds of the Board of Directors of the Company and the holders of two-thirds of the outstanding stock of the Company entitled to vote thereon for mergers, consolidations and sales of all or substantially all of the assets of the Company. Such regulation permits the Company to merge with another corporation without obtaining the approval of its stockholders if:

         (1) the merger does not involve an interim savings institution;

         (2) the Company's federal stock charter is not changed;

         (3) each share of the Company's stock outstanding immediately prior to the effective date of the transaction is to be an identical outstanding share or a treasury share of the Company after such effective date; and

         (4) either:

                  (a) no shares of voting stock of the Company and no securities convertible into such stock are to be issued or delivered under the plan of combination; or

                  (b) the authorized unissued shares or the treasury shares of voting stock of the Company to be issued or delivered under the plan of combination, plus those initially issuable upon conversion of any securities to be issued or delivered under such plan, do not exceed 15% of the total shares of voting stock of the Company outstanding immediately prior to the effective date of the transaction.

         Under New Jersey law, mergers, consolidations and other forms of business combination must generally be approved by the vote of a majority of the outstanding shares of each class of voting stock of a corporation, unless a corporation's certificate of incorporation imposes a higher vote requirement. Approval by the stockholders of a New Jersey corporation that survives a merger is not required under New Jersey law if:

         (1) the certificate of incorporation of the corporation is not amended thereby;

         (2) each stockholder of the surviving corporation will hold the same number of shares, with the same designations, preferences and rights, after the merger as such stockholder had before; and

         (3) the number of voting shares outstanding after the merger, plus the number of voting shares issuable on conversion of other securities or on exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 40% the total number of voting shares of the surviving corporation that were outstanding before the merger.

         The New Holding Company's certificate of incorporation provides that, if a merger, consolidation or sale of all or substantially all the assets of the New Holding Company is approved by two-thirds of its Board of Directors, the stockholder vote required to approve such transaction will be that specified by New Jersey law. However, if a merger, consolidation or sale of all or substantially all the assets of the New Holding Company is not approved by a two-thirds vote of the Board of Directors, the certificate of incorporation provides that any such transaction must be approved by the vote of at least 80% of the New Holding Company's outstanding shares of capital stock eligible to vote.

         In addition, the New Holding Company's certificate of incorporation requires the approval of the holders of at least 80% of its outstanding shares of voting stock to approve certain "Business Combinations" involving an "Interested Shareholder" except in cases where the proposed transaction has been approved in advance by two-thirds of those members of the New Holding Company's Board of Directors who are unaffiliated with the Interested Shareholder and were directors prior to the time when the Interested Shareholder became an Interested Shareholder. The term "Interested Shareholder" is defined to include any individual, corporation, partnership or other entity, other than the New Holding Company or its subsidiaries, which owns beneficially or controls, directly or indirectly, 20% or more of the outstanding shares of voting stock of the New Holding Company or an affiliate of such person or entity. This provision of the certificate of incorporation applies to any "Business Combination," which is defined to include, among other things, any merger, consolidation, sale of 25% or more of the New Holding Company's assets, reclassification of the common stock or recapitalization of the New Holding Company with or involving an Interested Shareholder. If, however, the proposed transaction is approved in advance by two-thirds of the members of the New Holding Company's Board of Directors who were directors before the Interested Shareholder became an Interested Shareholder, such transaction would require only the majority vote of stockholders otherwise required by New Jersey law.

         The New Holding Company's certificate of incorporation requires its Board of Directors to consider certain factors in addition to the amount of consideration to be paid when evaluating certain business combinations or a tender or exchange offer. These additional factors include the social and economic effects of the transaction on its customers and employees and the communities served by the New Holding Company.

         Dissenters' Rights of Appraisal. Office of Thrift Supervision regulations generally provide that a stockholder of a federally chartered holding company that engages in a merger, consolidation or sale of all or substantially all of its assets shall have the right to demand from such company payment of the fair or appraised value of his or her stock in the company, subject to specified procedural requirements. This regulation also provides, however, that the stockholders of a federally chartered holding company with stock listed on a national securities exchange or quoted on the Nasdaq Stock Market are not entitled to dissenters' rights in connection with a merger involving such savings institution if the stockholder is required to accept only "qualified consideration" for his or her stock, which is defined to include cash, shares of stock of any institution or corporation which at the effective date of the merger will be listed on a national securities exchange or quoted on the Nasdaq Stock Market or any combination of such shares of stock and cash.

         Pursuant to general New Jersey corporate law, a stockholder of a New Jersey corporation generally has the right to dissent from any merger or consolidation involving the corporation or sale of all or substantially all of the corporation's assets. However, dissenters' rights are not available for the shares of any class or series of a New Jersey corporation's capital stock if (i) such shares are either listed on a national securities exchange or held of record by more than 1,000 stockholders or (ii) the consideration to be received in the merger consists of cash and/or shares of stock that are either listed on a national securities exchange or held of record by more than 1,000 stockholders.

         Amendment of Governing Instruments. No amendment of the Company's current federal charter may be made unless it is first proposed by the Board of Directors, then preliminarily approved by the Office of Thrift Supervision, and thereafter approved by the holders of a majority of the total votes eligible to be cast at a legal meeting. The New Holding Company's certificate of incorporation may be amended by the vote of the holders of a majority of the outstanding shares of its common stock, except that the provisions of the certificate of incorporation governing the calling of meeting of stockholders, stockholders' nominations and proposals, authorized capital stock, denial of preemptive rights, the number and staggered terms of directors, removal of directors, approval of certain business combinations, the evaluation of certain business combinations, elimination of directors' liability, indemnification of officers and directors, and the manner of amending the certificate of incorporation and bylaws, each may not be repealed, altered, amended or rescinded except by the vote of the holders of at least 80% of the New Holding Company's outstanding shares. This provision is intended to prevent the holders of a lesser percentage of the New Holding Company's outstanding stock from circumventing any of the foregoing provisions by amending the certificate of incorporation to delete or modify one of such provisions.

         The Company's current federal bylaws may be amended by a majority vote of the full Board of Directors or by a majority vote of the votes cast by the stockholders of the Company at any legal meeting. The New Holding Company's bylaws may only be amended by a two-thirds vote of its Board of Directors or by the holders of at least 80% of its outstanding stock.

         Purpose and Takeover Defensive Effects of the New Holding Company's Certificate of Incorporation and Bylaws. The Board of Directors of Synergy Bank believes that the provisions described above are prudent and will reduce the New Holding Company's vulnerability to takeover attempts and certain other transactions that have not been negotiated with and approved by the New Holding Company's Board of Directors. These provisions will also assist Synergy Bank in the orderly deployment of the conversion proceeds into productive assets during the initial period after the conversion. The Board of Directors believes these provisions are in the best interest of Synergy Bank, the New Holding Company and the New Holding Company's stockholders. In the judgment of the Board of Directors, the New Holding Company's Board will be in the best position to determine the true value of the New Holding Company and to negotiate more effectively for what may be in the best interests of its stockholders. Accordingly, the Board of Directors believes that it is in the best interest of the New Holding Company and its stockholders to encourage potential acquirers to negotiate directly with the New Holding Company's Board of Directors and that these provisions will encourage such negotiations and discourage hostile takeover attempts. It is also the view of the Board of Directors that these provisions should not discourage persons from proposing a merger or other transaction that is at a price reflective of the true value of New Holding Company and that is in the best interest of all of the New Holding Company's stockholders.

         Attempts to acquire control of financial institutions and their holding companies have recently become increasingly common. Takeover attempts that have not been negotiated with and approved by the Board of Directors present to stockholders the risk of a takeover on terms that may be less favorable than might otherwise be available. A transaction that is negotiated and approved by the Board of Directors, on the other hand, can be carefully planned and undertaken at an opportune time in order to obtain maximum value for the stockholders of the New Holding Company, with due consideration given to matters such as the management and business of the acquiring corporation and maximum strategic development of its assets.

         An unsolicited takeover proposal can seriously disrupt the business and management of a corporation and cause it great expense. Although a tender offer or other takeover attempt may be made at a price substantially above the current market prices, such offers are sometimes made for less than all of the outstanding shares of a target company. As a result, stockholders may be presented with the alternative of partially liquidating their investment at a time that may be disadvantageous, or retaining their investment in an enterprise that is under different management and whose objectives may not be similar to those of the remaining stockholders. The concentration of control, which could result from a tender offer or other takeover attempt, could also deprive the New Holding Company's remaining stockholders of benefits of certain protective provisions of the Securities Exchange Act of 1934, if the number of beneficial owners became fewer than 300, thereby allowing for deregistration under the act.

         These provisions of the New Holding Company's certificate of incorporation and bylaws may also have the effect of discouraging a future takeover attempt that would not be approved by the New Holding Company's Board, but pursuant to which stockholders may receive a substantial premium for their shares over then current market prices. As a result, stockholders who might desire to participate in such a transaction may not have any opportunity to do so. Such provisions will also render the removal of the New Holding Company's Board of Directors and management more difficult. The Boards of Directors of Synergy Bank and the New Holding Company, however, have concluded that the potential benefits outweigh the possible disadvantages.

         Following the conversion, pursuant to applicable law and, if required, following the approval by stockholders, the New Holding Company may adopt additional anti-takeover provisions or other devices regarding the acquisition of the its equity securities that would be permitted for a New Jersey business corporation.

         The cumulative effect of the restrictions on acquisitions of the New Holding Company's shares contained in the New Holding Company's certificate of incorporation and bylaws and in federal and New Jersey law may be to discourage potential takeover attempts and perpetuate incumbent management, even though certain of the New Holding Company's stockholders may deem a potential acquisition to be in their best interests, or deem existing management not to be acting in their best interests.

Rights of Dissenting Stockholders

         Under federal law, dissenters' rights of appraisal are available to holders of common stock in connection with the conversion and reorganization. The following discussion is not a complete statement of the law pertaining to dissenters' rights under the OTS Rules and Regulations, and is qualified in its entirety by the full text of Section 552.14 of the OTS Rules and Regulations, which is referred to as Section 552.14 and is reprinted in its entirety as Exhibit A to this proxy statement. Any Synergy Financial Group, Inc. stockholder who desires to exercise his or her dissenters' rights should review carefully
Section 552.14 and is urged to consult a legal advisor before electing or attempting to exercise his or her rights. All references in Section 552.14 to a "stockholder" and in this summary are to the record holder of shares of Synergy Financial Group, Inc. Common Stock as to which dissenters' rights are asserted. Subject to the exceptions stated below, holders of Synergy Financial Group, Inc. Common Stock who comply with the applicable procedures summarized below will be entitled to exercise dissenters' rights under Section 552.14.

         A stockholder electing to exercise his or her rights to dissent from the Plan is required to file with Synergy Financial Group, Inc. (addressed to Kevin A. Wenthen, Secretary, Synergy Financial Group, Inc., 310 North Avenue
East, Cranford, New Jersey 07016), prior to voting on the Plan, a written statement identifying himself or herself and stating his or her intention to demand appraisal of, and payment for, his or her shares. This demand must be made in addition to, and separate from, any proxy or vote. A failure to vote on the proposal to approve the Plan will not constitute a waiver of appraisal rights, but a vote for the Plan will be deemed a waiver of such rights. A vote against the proposal will not be deemed to satisfy the requirement to file the written statement. However, if a stockholder returns a signed proxy but does not specify a vote against the Plan, or a direction to abstain, the proxy, if not revoked prior to the Meeting, will be voted for approval of the Plan, which will have the effect of waiving that stockholder's dissenters' rights.

         Within ten days after the Effective Date of the Plan, the Company shall
(i) give written notice of the Effective Date by mail to any dissenting stockholder who has not voted in favor of the Plan, (ii) make a written offer to each dissenting stockholder to pay for his or her shares at a specified price deemed by the Company to be fair value of such shares, and (iii) inform any dissenting  stockholder  that,  within  60  days  of  the  Effective  Date,  the dissenting stockholder must file a petition with the Office of Thrift Supervision, 1700 G Street, N.W., Washington, D.C. 20552, if the stockholder and the Company do not agree as to the fair market value, and surrender the certificates representing the shares as to which the dissent applies.

         If within 60 days of the Effective Date the fair value is agreed upon between the Company and any dissenting stockholder, payment will be made within 90 days of the Effective Date. If within such period, however, the Company and any dissenting stockholder do not agree as to the fair value of such shares, such stockholder may file a petition with the OTS demanding a determination of the fair market value of the stock. A copy of such petition must be sent by registered or certified mail to the Company. Any such stockholder who fails to file the petition within 60 days of the Effective Date is deemed to have accepted the terms of the Plan.

         Each dissenting stockholder, within 60 days of the Effective Date, must submit his or her certificates to the transfer agent for notation thereon that an appraisal and payment have been demanded. Any stockholder who fails to submit his or her certificates will not be entitled to appraisal rights and will be deemed to have accepted the terms of the Plan.

         Any stockholder who is demanding payment for his shares in accordance with Section 552.14 shall not thereafter be entitled to vote or exercise any rights of a stockholder except the right to receive payment for his shares pursuant to the provisions of Section 552.14 and the right to maintain certain legal actions. The respective shares for which payment has been demanded shall not thereafter be considered outstanding for the purposes of any subsequent vote of stockholders.

Additional Information

         The Plan is attached hereto as Exhibit B. The Certificate of Incorporation and Bylaws of the New Holding Company are available at no cost by contacting the Company at (908) 272-3838 or by writing to the Corporate Secretary at 310 North Avenue East, Cranford, New Jersey 07016. Adoption of the Plan by the stockholders authorizes the Boards of Directors of the Primary Parties to amend or terminate the Plan, including the Charter of Synergy Bank and the Certificate of Incorporation of the New Holding Company, prior to the closing of the conversion and reorganization. All statements made in this document are hereby qualified by the contents of such documents as set forth above.

         The information contained in the accompanying Prospectus, including a more detailed description of the Plan, certain financial statements of the Company and the New Holding Company, a description of the capitalization, business, the directors and officers of the Company and the New Holding Company, and the compensation and other benefits of directors and officers, a description of the Synergy Financial Group,

Inc. Common Stock and anticipated use of the net proceeds from the offering of such stock, is intended to help you evaluate the conversion and reorganization and is incorporated herein by reference.

Recommendation of the Board of Directors

         THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PLAN. NOT VOTING WILL HAVE THE SAME EFFECT AS VOTING AGAINST THE
     ---
PLAN.  VOTING  FOR THE PLAN WILL NOT  OBLIGATE  YOU TO  PURCHASE  ANY  SHARES OF
               ---
SYNERGY FINANCIAL GROUP, INC. COMMON STOCK. SHARES OF SYNERGY FINANCIAL GROUP, INC. COMMON STOCK ARE BEING OFFERED ONLY BY THE PROSPECTUS, WHICH IS INCORPORATED BY REFERENCE HERETO.

             PROPOSAL II - RATIFICATION OF THE 2003 STOCK BONUS PLAN

General

         The Company's Board of Directors has adopted the 2003 Stock Bonus Plan (the "Stock Bonus Plan") as a method of providing directors, officers, and employees of the Company and its wholly owned subsidiaries, Synergy Bank and Synergy Financial Services, Inc., with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service of Synergy Bank or Synergy Financial Services, Inc. The Company will contribute sufficient funds to the Stock Bonus Plan to purchase Synergy Financial Group, Inc. Common Stock representing up to 9,613 shares of Synergy
Financial Group, Inc. Common Stock, prior to any adjustment of such shares in accordance with the Plan of Conversion and Reorganization. The Stock Bonus Plan may purchase such shares in the open market or from the Company from authorized but unissued shares of Synergy Financial Group, Inc. Common Stock or treasury shares. All of the Synergy Financial Group, Inc. Common Stock to be purchased by the Stock Bonus Plan will be purchased at the Fair Market Value of such stock on the date of purchase. Awards under the Stock Bonus Plan will be made in recognition of expected future services to the Company by its directors, officers and employees responsible for implementation of the policies adopted by the Company's Board of Directors and as a means of providing a further retention incentive. The following is a summary of the material features of the Stock Bonus Plan which is qualified in its entirety by reference to the complete provisions of the Stock Bonus Plan, which is attached hereto as Exhibit C.

Awards Under the Stock Bonus Plan

         Benefits under the Stock Bonus Plan ("Plan Share Awards") may be granted at the sole discretion of a committee composed of at least two directors who are not employees of the Company (the "Stock Bonus Plan Committee") appointed by the Company's Board of Directors. The Stock Bonus Plan is managed by trustees (the "Stock Bonus Plan Trustees") who are non-employee directors of the Company and who have the responsibility to invest all funds contributed by the Company to the trust created for the Stock Bonus Plan (the "Stock Bonus Plan Trust"). Generally, awards under the Stock Bonus Plan will be in the form of restricted stock payable as the Plan Share Awards which shall be earned and non-forfeitable at the rate of twenty percent (20%) of such awards as of April 22, 2004, and 20% annually thereafter, provided that the recipient of the award remains an employee, director or director emeritus during such period. A recipient of such restricted stock will not be entitled to voting rights associated with such shares prior to the applicable date such shares are earned. Dividends paid on Plan Share Awards shall be held in arrears and distributed upon the date the Plan Share Awards are earned. Any shares held by the Stock Bonus Plan Trust that are not yet earned shall be voted by the Stock Bonus Plan Trustees, as directed by the Stock Bonus Plan Committee. If a recipient of such restricted stock terminates employment or service for reasons other than death, disability or a change in control of the Company or Synergy Bank, the recipient forfeits all rights to the awards under restriction. If the recipient's termination of employment or service is caused by death, disability or a change in control of the Company or Synergy Bank, all restrictions expire and all shares allocated shall become unrestricted. Plan Share Awards to directors shall be immediately non-forfeitable in the event of the death or disability of such director or a change in control of the Company or Synergy Bank and distributed as soon as practicable thereafter. The Board of Directors can terminate the Stock Bonus Plan at any time and, if it does so, any shares not allocated will revert to the Company.

         Plan Share Awards under the Stock Bonus Plan will be determined by the Stock Bonus Plan Committee. In no event shall any employee receive Plan Share Awards in excess of 25% of the aggregate Common Stock authorized under the Stock Bonus Plan ("Plan Share Reserve"). Plan Share Awards may be granted to newly elected or appointed non-employee directors subsequent to the effective date of the Stock Bonus Plan, provided that the Plan Share Awards made to non-employee directors shall not exceed 30% of the Plan Share Reserve in the aggregate or 5% of the total Plan Share Reserve to any individual non-employee director.

         The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Synergy Financial Group, Inc. Common Stock issued subsequent to the effective date of the Stock Bonus Plan that results from any split, subdivision or consolidation of the Synergy Financial Group, Inc. Common Stock or other capital adjustment, change or exchange of Synergy Financial Group, Inc. Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Company.

         The following table presents information related to the stock awards under the Stock Bonus Plan as authorized pursuant to the terms of the Stock Bonus Plan or the actions of the Stock Bonus Plan Committee.

                                        NEW PLAN BENEFITS
                                      2003 STOCK BONUS PLAN
                                      ---------------------
                                                                     Number of Shares
Name and Position                             Dollar Value ($)(1)      Granted (2)
-----------------                             -------------------      -----------

John S. Fiore, President                                                   2,308
  and Chief Executive Officer
Kevin M. McCloskey, Senior Vice President                                  1,100
  and Chief Operating Officer
Kevin A. Wenthen, Senior Vice President                                    1,100
  and Chief Administrative Officer
Ralph A. Fernandez, Vice President                                         1,100
  and Chief Financial Officer
Kenneth S. Kasper, Director                                                  360
Nancy A. Davis, Director                                                     360
Magdalena M. De Perez, Director                                              360
David H. Gibbons, Jr., Director                                              360
Paul T. LaCorte, Director                                                    360
George Putvinski, Director                                                   360
W. Phillip Scott, Director                                                   360
Albert N. Stender, Director                                                  360
Executive Group (4 persons)                                                5,600
Non-Executive Director Group (8 persons)                                   2,880
Non-Executive Officer Employee Group                                       1,125
  (10 persons)

--------------------
(1) These values are based on the last reported sales price of the Synergy Financial Group, Inc. Common Stock on the OTC Electronic Bulletin Board on __________, 2003, which was $_____ per share. The exact dollar value of the Synergy Financial Group, Inc. Common Stock granted will equal the market price of the Common Stock on the date of vesting of such awards. Accordingly, the exact dollar value is not presently determinable.
(2) All Plan Share Awards presented herein shall be earned at the rate of 20% on April 22, 2004 and 20% annually thereafter. All awards shall become immediately 100% vested upon death or disability or termination of service following a change in control (as defined in the Stock Bonus
         Plan) of the Company or Synergy Bank. Plan Share Awards shall continue to vest during periods of service as an employee, director, or director emeritus.

Amendment and Termination of the Stock Bonus Plan

         The Board may amend or terminate the Stock Bonus Plan at any time. However, no action of the Board may increase the maximum number of Plan Shares permitted to be awarded under the Stock Bonus Plan, except for adjustments in the Synergy Financial Group, Inc. Common Stock, materially increase the benefits accruing to Participants under the Stock Bonus Plan or materially modify the requirements for eligibility for participation in the Stock Bonus Plan unless such action of the Board shall be ratified by the stockholders of the Company.

Possible Dilutive Effects of the Restricted Stock Plan

         It is the Company's present intention to fund the Stock Bonus Plan through open-market purchases of Synergy Financial Group, Inc. Common Stock, which will cause no dilutive effect. The Stock Bonus Plan provides, however, that Synergy Financial Group, Inc. Common Stock to be awarded may be acquired by the Stock Bonus Plan through open-market purchases or from authorized but unissued shares of Synergy Financial Group, Inc. Common Stock from the Company. In that stockholders do not have preemptive rights, to the extent that the Company utilizes authorized but unissued shares to fund Plan Share Awards, the interests of current stockholders may be diluted. If all Plan Share Awards (i.e., 9,613 shares of Common Stock) are funded with newly issued shares, the dilutive effect to existing stockholders would be approximately 0.3%.

Federal Income Tax Consequences

         Common Stock awarded under the Stock Bonus Plan is generally taxable to the recipient at the time that such awards become earned and non-forfeitable, based upon the Fair Market Value of such stock at the time of such vesting. Alternatively, a recipient may make an election pursuant to Section 83(b) of the Code within 30 days of the date of the transfer of such Plan Share Award to include in gross income for the current taxable year the Fair Market Value of such award. Such election must be filed with the Internal Revenue Service within 30 days of the date of the transfer of the stock award. The Company will be allowed a tax deduction for federal tax purposes as a compensation expense equal to the amount of ordinary income recognized by a recipient of Plan Share Awards at the time the recipient recognizes taxable ordinary income. A recipient of a Plan Share Award may elect to have a portion of such award withheld by the Stock Bonus Plan Trust in order to meet any necessary tax withholding obligations.

Accounting Treatment

         For accounting purposes, the Company will recognize compensation expense for Synergy Financial Group, Inc. Common Stock subject to Plan Share Awards over the vesting period at the fair market value of the shares on the date they are awarded.

Stockholder Ratification

         The Company is submitting the Stock Bonus Plan to stockholders for ratification in accordance with the regulations of the OTS related to implementation of stock benefit plans by subsidiary holding companies of a mutual holding company and the Company's Charter by a majority of votes eligible to be cast. Shares of Company Common Stock held by the MHC are eligible to vote to approve the matter. In addition, the Company is seeking an affirmative vote of a majority of votes cast on the proposal, excluding shares held by the MHC, and without regard to (i) broker non-votes or (ii) proxies marked "ABSTAIN" in order to deem the Stock Bonus Plan ratified by its stockholders.

         Equity Compensation Plan Information. Set forth below is information as of June 30, 2003 with respect to compensation plans under which equity securities of Synergy Financial Group, Inc. are authorized for issuance.

                                                                                                    Number of securities
                                                                                                    remaining available
                                              Number of securities to        Weighted-average     for future issuance under
                                              be issued upon exercise        exercise price of    equity compensation plans
                                              of outstanding options,       outstanding options,    (excluding securities
                                               warrants and rights          warrants and rights    reflected in column (a))
                                               -------------------          -------------------    ------------------------
Equity compensation plans
  approved by shareholders (1)
Synergy Financial Group, Inc. 2003
    Stock Option Plan......................          165,746                         $20.80                    -
Synergy Financial Group, Inc. 2003
    Restricted Stock Plan..................           56,685                         $ 0.00                    -
Equity compensation plans
  not approved by shareholders (2)                         -                              -                    -
                                                     -------                         ------
     TOTAL................................           222,431                         $15.50                    -

-----------------
(1) Plans approved by shareholders as of June 30, 2003 include the 2003 Stock Option Plan and the 2003 Restricted Stock Plan. Awards under the 2003 Stock Bonus Plan are not included in the table.
(2)  Not Applicable.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION
                                                  -----
OF THE STOCK BONUS PLAN.


                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Special Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Special Meeting, its is intended that holders of the proxies will act as directed by a majority of the Board of Directors.

                                                                EXHIBIT-A
                                                                ---------

                         DISSENTER AND APPRAISAL RIGHTS

552.14  Dissenter and appraisal rights.

         (a) Right to demand payment of fair or appraised value. Except as provided in paragraph (b) of this section, any stockholder of a Federal stock association combining in accordance with 552.13 of this part shall have the right to demand payment of the fair or appraised value of his stock: Provided, That such stockholder has not voted in favor of the combination and complies with the provisions of paragraph (c) of this section.

         (b) Exceptions. No stockholder required to accept only qualified consideration for his or her stock shall have the right under this section to demand payment of the stock's fair or appraised value, if such stock was listed on a national securities exchange or quoted on the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") on the date of the meeting at which the combination was acted upon or stockholder action is not required for a combination made pursuant to 552.13(h)(2) of this part. "Qualified consideration" means cash, shares of stock of any association or corporation which at the effective date of the combination will be listed on a national securities exchanged or quoted on NASDAQ or any combination of such shares of stock and cash.

         (c) Procedure.

                  (1) Notice. Each constituent Federal stock association shall notify all stockholders entitled to rights under this section, not less than twenty days prior to the meeting at which the combination agreement is to be submitted for stockholder approval, of the right to demand payment of appraised value of shares, and shall include in such notice a copy of this section. Such written notice shall be mailed to stockholders of record and may be part of the management's proxy solicitation for such meeting.

                  (2) Demand for Appraisal and Payment. Each stockholder electing to make a demand under this section shall deliver to the Federal stock association, before voting on the combination, a writing identifying himself or herself and stating his or her intention thereby to demand appraisal of and payment for his or her shares. Such demand must be in addition to and separate from any proxy or vote against the combination by the stockholder.

                  (3) Notification of Effective Date and Written Offer. Within ten days after the effective date of the combination, the resulting association shall;

                           (i) Give written  notice by mail to  stockholders  of
constituent Federal Stock
associations who have complied with the provisions of paragraph (c)(2) of this section and have not voted in favor of the combination, of the effective date of the combination;

                           (ii) Make a written offer to each  stockholder to pay
for dissenting shares at a specified price deemed by the resulting association to be the fair value thereof; and

                           (iii)  Inform  them that,  within  sixty days of such
date, the respective requirements of paragraphs (c)(5) and (6) of this section (set out in the notice) must be satisfied.

         The notice and offer shall be accompanied by a balance sheet and statement of income of the association the shares of which the dissenting stockholder holds, for a fiscal year ending not more than sixteen months before the date of notice and offer, together with the latest available interim financial statements.

                  (4) Acceptance of Offer. If within sixty days of the effective date of the combination the fair value is agreed upon between the resulting association and any stockholder who has complied with the provisions of paragraph (c)(2) of this section, payment therefor shall be made within ninety days of the effective date of the combination.

                  (5) Petition to be Filed if Offer Not Accepted. If within sixty days of the effective date of the combination the resulting association and any stockholder who has complied with the provisions of paragraph (c)(2) of this section do not agree as to the fair value, then any such stockholder may file a petition with the Office, with a copy by registered or certified mail to the resulting association, demanding a determination of the fair market value of the stock of all such stockholders. A stockholder entitled to file a petition under this section who fails to file such petition within sixty days of the effective date of the combination shall be deemed to have accepted the terms offered under the combination.

                  (6) Stock Certificates to be Noted. Within sixty days of the effective date of the combination, each stockholder demanding appraisal and payment under this section shall submit to the transfer agent his certificates of stock for notation thereon that an appraisal and payment have been demanded with respect to such stock and that appraisal proceedings are pending. Any stockholder who fails to submit his stock certificates for such notation shall no longer be entitled to appraisal rights under this section and shall be deemed to have accepted the terms offered under the combination.

                  (7) Withdrawal of Demand. Notwithstanding the foregoing, at any time within sixty days after the effective date of the combination, any stockholder shall have the right to withdraw his or her demand for appraisal and to accept the terms offered upon the combination.

                  (8) Valuation and Payment. The Director shall, as he or she may elect, either appoint one or more independent persons or direct appropriate Staff of the Office to appraise the shares to determine their fair market value, as of the effective date of the combination, exclusive of any element of value arising from the accomplishment or expectation of the combination. Appropriate staff of the Office shall review and provide an opinion on appraisals prepared by independent persons as to the suitability of the appraisal methodology and the adequacy of the analysis and supportive data. The Director after consideration of the appraisal report and the advice of the appropriate staff shall, if he or she concurs in the valuation of the shares, direct payment by the resulting association of the appraised fair market value of the shares, upon surrender of the certificates representing such stock. Payment shall be made, together with interest from the effective date of the combination, at a rate deemed equitable by the Director.

                  (9) Costs and Expenses. The costs and expenses of any proceeding under this section may be apportioned and assessed by the Director as he or she may deem equitable against all or some of the parties. In making this determination the Director shall consider whether any party has acted arbitrarily, vexatiously, or not in good faith in respect to the rights provided by this section.

                  (10) Voting and Distribution. Any stockholder who has demanded appraisal rights as provided in paragraph (c)(2) of this section shall thereafter neither be entitled to vote such stock for any purpose nor be entitled to the payment of dividends or other distributions on the stock (except dividends or other distribution payable to, or a vote to be taken by stockholders of record at a date which is on or prior to, the effective date of the combination): Provided, That if any stockholder becomes unentitled to appraisal and payment of appraised value with respect to such stock and accepts or is deemed to have accepted the terms offered upon the combination, such stockholder shall thereupon be entitled to vote and receive the distributions described above.

                  (11) Status. Shares of the resulting association into which shares of the stockholders demanding appraisal rights would have been converted or exchanged, had they assented to the combination, shall have the status of authorized and unissued shares of the resulting association.

                                                                EXHIBIT B
                                                                ---------


                      PLAN OF CONVERSION AND REORGANIZATION

                                       of

                                  SYNERGY, MHC

                                       and

                                 PLANS OF MERGER

                                     between

                   SYNERGY, MHC, SYNERGY FINANCIAL GROUP, INC.

                                       and

                                  SYNERGY BANK






                ADOPTED ON JULY 26, 2003 AND SUBSEQUENTLY AMENDED




                                TABLE OF CONTENTS
Section
Number                                                                           Page
------                                                                           ----

    1.   Introduction...........................................................   1
    2.   Definitions............................................................   3
    3.   General Procedure for Conversion and Reorganization....................   9
    4.   Total Number of Shares and Purchase Price of
           Conversion Stock.....................................................  11
    5.   Subscription Rights of Eligible Account Holders (First Priority).......  13
    6.   Subscription Rights of the Tax-Qualified Employee Stock
           Benefit Plans (Second Priority)......................................  13
    7.   Subscription Rights of Supplemental Eligible Account Holders
           (Third Priority).....................................................  14
    8.   Subscription Rights of Other Members (Fourth Priority).................  14
    9.   Community Offering, Syndicated Community Offering
           and Other Offerings..................................................  15
    10.  Limitations on Subscriptions and Purchases of Conversion Stock.........  17
    11.  Timing of Subscription Offering; Manner of Exercising
           Subscription Rights and Order Forms..................................  19
    12.  Payment for Conversion Stock...........................................  20
    13.  Account Holders in Nonqualified States or Foreign Countries............  21
    14.  Dissenters' Rights.....................................................  22
    15.  Voting Rights of Stockholders..........................................  22
    16.  Liquidation Account....................................................  22
    17.  Transfer of Deposit Accounts...........................................  24
    18.  Requirements Following Conversion and Reorganization for
           Registration, Market Making and Stock Exchange Listing...............  24
    19.  Directors and Officers of the Bank and the Holding Company.............  24
    20.  Requirements for Stock Purchases by Directors and Officers
          Following the Conversion and Merger...................................  24
    21.  Restrictions on Transfer of Stock......................................  25
    22.  Restrictions on Acquisition of Stock of the Holding Company............  25
    23.  Tax Rulings or Opinions................................................  26
    24.  Stock Compensation Plans...............................................  26
    25.  Dividend and Repurchase Restrictions on Stock..........................  27
    26.  Payment of Fees to Brokers.............................................  27
    27.  Effective Date.........................................................  27
    28.  Amendment or Termination of the Plan...................................  27
    29.  Interpretation of the Plan.............................................  28


Appendix A - Plan of Merger between Interim Bank No. 1 (formerly the Mutual Holding Company) and the Bank

Appendix B - Plan of Merger between Interim Bank No. 2 (formerly Middle Tier Holding Company) and the Bank

Appendix C - Plan of Merger between Interim Bank No. 3 (subsidiary of the Holding Company) and the Bank

1.       INTRODUCTION
         ------------

         For purposes of this section, all capitalized terms have the meaning ascribed to them in Section 2.

         In 2001, Synergy Bank (the "Bank"), a federally chartered mutual savings bank (formerly Synergy Federal Savings Bank) reorganized into the mutual holding company form of organization and converted to a federal stock savings bank (the "MHC Reorganization"). Subsequent to the MHC Reorganization, in September 2002, Synergy Financial Group, Inc., a federally chartered corporation ("Middle Tier Holding Company"), sold 1,454,750 shares (or approximately 43.5%) of its common stock in a subscription offering at $10.00 per share and issued the remaining 56.5% to Synergy, MHC. A total of 3,344,252 shares of common stock of Synergy Financial Group, Inc. ("Middle Tier Holding Company Common Stock") were issued in connection with the MHC Minority Stock Offering. Upon completion of these transactions, the Bank became the wholly owned subsidiary of Synergy Financial Group, Inc. As of June 30, 2003, the MHC and the Public Stockholders own an aggregate of 1,889,402 (56.5%) and 1,454,750 (43.5%) of the outstanding Middle Tier Holding Company Common Stock, respectively. Pursuant to this Plan of Conversion, the Bank will form a new state-chartered stock holding company, Synergy Financial Group, Inc. ("Holding Company") and the existing shares of Middle Tier Holding Company Common Stock owned by Public Stockholders will be converted pursuant to an Exchange Ratio into shares of common stock of the Holding Company ("Holding Company Common Stock").

         The Boards of Directors of the Mutual Holding Company, the Middle Tier Holding Company, the Holding Company and the Bank believe that a conversion of the Mutual Holding Company to stock form pursuant to this Plan of Conversion is in the best interests of the Mutual Holding Company and the Bank, as well as the best interests of their respective Members and Stockholders. The Boards of Directors have determined that this Plan of Conversion equitably provides for the interests of Members through the granting of subscription rights and the establishment of a liquidation account. The Conversion and Merger will result in the Bank being wholly owned by a state-chartered stock holding company which is owned by public stockholders, which is a more common structure and form of ownership than a mutual holding company. In addition, the Conversion and Merger will result in the raising of additional capital for the Bank and the Holding Company and should result in a more active and liquid market for the Holding Company Common Stock than currently exists for Middle Tier Holding Company Common Stock. Finally, the Conversion and Merger is designed to enable the Bank and the Holding Company to compete more effectively in a market which is consolidating.

         In the current transaction, (i) the Middle Tier Holding Company will convert into an interim federal stock savings bank, which will merge with and into the Bank, and (ii) the Mutual Holding Company will convert into an interim federal stock savings bank and merge with and into the Bank, pursuant to which merger Mutual Holding Company will cease to exist and the shares of Middle Tier Holding Company Stock held by the Mutual Holding Company will be canceled. The Mutual Holding Company will cease to exist and a liquidation account will be established for the benefit of depositor Members as of specified dates. Shares of Middle Tier Holding Company Common Stock held by Public Stockholders shall be automatically converted into the right to receive shares of Holding Company Common Stock based on an Exchange Ratio plus cash in lieu of any fractional share interest.

         In connection with the Conversion and Mergers, the Holding Company will offer shares of Conversion Stock in the Offerings as provided herein. Shares of Conversion Stock will be offered in a Subscription Offering in descending order of priority to Eligible Account Holders, Tax-Qualified Employee Stock Benefit Plans, Supplemental Eligible Account Holders and Other Members. Any shares of Conversion Stock remaining unsold after the Subscription Offering will be offered for sale to the public through a Community Offering and/or Syndicated Community Offering, as determined by the Boards of Directors of the Holding Company and the Bank in their sole discretion.

         The Conversion is intended to raise capital and provide support to the Bank's lending and investment activities and thereby enhance the Bank's capabilities to serve the borrowing and other financial needs of the communities it serves. The use of the Holding Company will provide greater organizational flexibility and facilitate possible acquisitions and diversification.

         This Plan of Conversion was adopted by the Boards of Directors of the Mutual Holding Company, the Middle Tier Holding Company and the Bank on July 26, 2003, and subsequently amended.

         This Plan is subject to the approval of the OTS and also must be approved by (1) at least a majority of the total number of votes eligible to be cast by Voting Members of the Mutual Holding Company at the Special Meeting and
(2) holders of at least two-thirds of the outstanding shares of Middle Tier Holding Company Common Stock at the Stockholders' Meeting. In addition, the
Primary Parties have conditioned the consummation of the Conversion and Reorganization on the approval of the Plan by at least a majority of the votes cast, in person or by proxy, by the Public Stockholders at the Stockholders' Meeting.

         After the Conversion, the Bank will continue to be regulated by the OTS, as its chartering authority, and by the FDIC, which insures the Bank's deposits. In addition, the Bank will continue to be a member of the Federal Home Loan Bank System, and all insured savings deposits will continue to be insured by the FDIC up to the maximum amount provided by law.

2.       DEFINITIONS
         -----------

         As used in this Plan, the terms set forth below have the following meanings:

         Actual Purchase Price means the price per share at which the Conversion Stock is ultimately sold by the Holding Company in the Offerings in accordance with the terms hereof.

         Affiliate means a Person who, directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with the Person specified.

         Associate,  when used to indicate a relationship with any Person, means
(i) a corporation or organization (other than the Holding Company, the Mutual Holding Company, the Middle Tier Holding Company, the Bank, a majority-owned subsidiary of the Holding Company, Bank or the Middle Tier Holding Company) of which such Person is a director, officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (ii) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity, provided, however, that such term shall not include any Tax-Qualified Employee Stock Benefit Plan of the Holding Company or the Bank in which such Person has a substantial beneficial interest or serves as a trustee or in a similar fiduciary capacity, and (iii) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person or who is a director or officer of the Holding Company, the Mutual Holding Company, the Middle Tier Holding Company or the Bank or any of the subsidiaries of the foregoing.

         Bank means Synergy Bank in its current stock form as a subsidiary of the Middle Tier Holding Company or Synergy Bank as a subsidiary of the Holding Company following consummation of the Conversion and Reorganization, as the context of the reference indicates.

         Bank Common Stock means the common stock of the Bank, par value $0.10 per share, which stock is not and will not be insured by the FDIC or any other governmental authority.

         Code means the Internal Revenue Code of 1986, as amended.

         Community Offering means the offering for sale by the Holding Company of any shares of Conversion Stock not subscribed for in the Subscription Offering to (i) Public Stockholders, (ii) natural persons residing in the Local Community, and (iii) such other Persons within or without the State of New Jersey as may be selected by the Holding Company and the Bank within their sole discretion.

         Control (including the terms "controlling," "controlled by," and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         Conversion and Reorganization means (i) the conversion of the Mutual Holding Company to an interim federal stock savings bank and the subsequent merger, pursuant to which the Mutual Holding Company will cease to exist, (ii) the conversion of Middle Tier Holding Company to an interim federal stock savings bank and merger into Bank, and (iii) the issuance of Conversion Stock by the Holding Company in the Offerings as provided herein.

         Conversion Stock means the Holding Company Common Stock to be issued and sold in the Offerings pursuant to the Plan of Conversion.

         Deposit Account means savings and demand accounts, including passbook accounts, money market deposit accounts and negotiable order of withdrawal accounts, and certificates of deposit and other authorized accounts of the Bank held by a Member.

         Director, Officer and Employee means the terms as applied respectively to any person who is a director, officer or employee of the Mutual Holding Company, the Bank, the Middle Tier Holding Company, the Holding Company or any subsidiary thereof.

         Effective   Date  means  the  effective  date  of  the  Conversion  and
Reorganization, as set forth in Section 27 hereof.

         Eligible Account Holder means any Person holding a Qualifying Deposit on the Eligibility Record Date for purposes of determining subscription rights and establishing subaccount balances in the liquidation account to be established pursuant to the provision herein.

         Eligibility Record Date means the date for determining Qualifying Deposits of Eligible Account Holders and is the close of business on March 31, 2002.

         Estimated Price Range means the range of the estimated aggregate pro forma market value of the Conversion Stock to be issued in the Offerings, as determined by the Independent Appraiser in accordance with Section 4 hereof.

         Exchange Ratio means the rate at which shares of Holding Company Common Stock will be received by the Public Stockholders in exchange for their Middle Tier Holding Company Common Stock. The exact rate shall be determined by the Mutual Holding Company and the Holding Company in order to ensure that upon consummation of the Conversion and Reorganization, the Public Stockholders will own in the aggregate approximately the same percentage of the Holding Company Common Stock to be outstanding upon completion of the Conversion and Reorganization as the percentage of Middle Tier Holding Company Common Stock owned by them in the aggregate on the Effective Date, but before giving effect to (a) cash paid in lieu of any fractional interests of Middle Tier Holding Company Common Stock and (b) any shares of Conversion Stock purchased by the Public Stockholders in the Offerings or tax- qualified employee stock benefit plans thereafter.

         Exchange Shares means the shares of Holding Company Common Stock to be issued to the Public Stockholders in connection with the merger of Interim Bank No. 1 (formerly Mutual Holding Company ("Merger No. 2") with and into the Bank.

         FDIC means the Federal Deposit Insurance Corporation or any successor thereto.

         Holding Company means Synergy Financial Group, Inc., a corporation newly organized under the laws of the State of New Jersey. At the completion of the Reorganization, the Bank will become a wholly owned subsidiary of the Holding Company.

         Holding Company Common Stock means the Common Stock of the Holding Company, par value $.10 per share, which stock cannot and will not be insured by the FDIC or any other governmental authority.

         Independent Appraiser means the independent investment banking or financial consulting firm retained by the Holding Company and the Bank to prepare an appraisal of the estimated pro forma market value of the Conversion Stock.

         Initial Purchase Price means the price per share to be paid initially by Participants for shares of Conversion Stock subscribed for in the Subscription Offering and by Public Stockholders and other Persons for shares of Conversion Stock ordered in the Community Offering and/or Syndicated Community Offering.

         Interim Bank No. 1 means the interim federal stock savings bank that will be formed as a result of the conversion of Synergy, MHC into the stock form of organization.

         Interim Bank No. 2 means the interim federal stock savings bank that will be formed as a result of the conversion of Middle Tier Holding Company into an interim federal stock savings bank.

         Interim Bank No. 3 mean an interim federal stock savings bank wholly owned by the Holding Company, which will be merged with and into the Bank.

         Local Community means all counties in which the Bank has its home office or a branch office.

         Member means any Person qualifying as a member of the Mutual Holding Company in accordance with its mutual charter and bylaws and the laws of the United States.

         Merger No. 1 means the merger of Interim Bank No. 2 (formerly Middle Tier Holding Company) with and into the Bank.

         Merger No. 2 means the merger of Interim Bank No. 1 (formerly Mutual Holding Company) with and into the Bank.

         Merger No. 3 means the merger of Interim Bank No. 3, a subsidiary of the Holding Company, with and into the Bank.

         Mergers means the completion of Merger No. 1, Merger No. 2, and Merger No. 3.

         Middle Tier Holding Company means Synergy Financial Group, Inc., a corporation organized under the laws of the United States that, since the completion of the MHC Reorganization in 2001, has held all of the outstanding capital stock of the Bank.

         Middle Tier Holding Company Common Stock means the Common Stock of the Middle Tier Holding Company, par value $.10 per share, which stock cannot and will not be insured by the FDIC or any other governmental authority.

         Mutual Holding Company means Synergy, MHC prior to its conversion into an interim federal stock savings bank.

         Offerings means the Subscription Offering, the Community Offering and the Syndicated Community Offering, if applicable.

         Officer means the president, executive vice president, senior vice president, vice-president, secretary, treasurer or principal financial officer, comptroller or principal accounting officer and any other person performing similar functions with respect to any organization whether incorporated or unincorporated.

         Order Form means the form or forms provided by the Holding Company, containing all such terms and provisions as set forth herein, to a Participant or other Person by which Conversion Stock may be ordered in the Offerings.

         Other Member means a Voting Member who is not an Eligible Account Holder or a Supplemental Eligible Account Holder.

         OTS means the Office of Thrift Supervision or any successor thereto.

         Participant means any Eligible Account Holder, Tax-Qualified Employee Stock Benefit Plan, Supplemental Eligible Account Holder and Other Member.

         Person  means  an  individual,   a  corporation,   a  partnership,   an
association, a joint stock company, a trust, an unincorporated organization or a government or any political subdivision thereof.

         Plan and Plan of Conversion mean this Plan of Conversion and Reorganization and Plan of Merger as adopted by the Boards of Directors of the Mutual Holding Company, the Middle Tier Holding Company and the Bank and any amendments hereto approved as provided herein. The

Board of Directors of Interim No. 1, Interim No. 2 and Interim No. 3 shall adopt the Plans of Merger included as Appendices hereto as soon as practicable following their organization.

         Primary Parties means the Middle Tier Holding Company, Mutual Holding Company, the Bank and the Holding Company.

         Prospectus means the one or more documents to be used in offering the Conversion Stock in the Offerings.

         Public Stockholders means those Persons who own shares of Middle Tier Holding Company Common Stock, excluding the Mutual Holding Company, as of the Stockholder Voting Record Date.

         Qualifying Deposit means the aggregate balance of all Deposit Accounts in the Bank of (i) an Eligible Account Holder at the close of business on the Eligibility Record Date, provided such aggregate balance is not less than $50, and (ii) a Supplemental Eligible Account Holder at the close of business on the Supplemental Eligibility Record Date, provided such aggregate balance is not less than $50.

         Resident means any person who, on the date designated for that category of subscriber in the Plan, maintained a bona fide residence within the Local Community and has manifested an intent to remain within the Local Community for a period of time. The designated dates for Eligible Account Holders, Supplemental Eligible Account Holders and Other Members are the Eligibility
Record Date, the Supplemental Eligibility Record Date and the Voting Record Date, respectively. To the extent the person is a corporation or other business entity, the principal place of business or headquarters must be within the Local Community in order to qualify as a Resident. To the extent the person is a personal benefit plan, the circumstances of the beneficiary shall apply with respect to this definition. In the case of all other benefit plans, circumstances of the trustee shall be examined for purposes of this definition. The Bank may utilize deposit or loan records or such other evidence provided to it to make a determination as to whether a person is a bona fide resident of the Local Community. Subscribers in the Community Offering who are natural persons also will have a purchase preference if they were residents of the Local
Community  on  the  date  of  the  Prospectus.   In  all  cases,  however,  such
determination  shall be in the  sole  discretion  of the  Bank  and the  Holding
Company.

         SEC means the Securities and Exchange Commission.

         Special  Meeting  means the  Special  Meeting  of Members of the Mutual
Holding Company called for the purpose of submitting this Plan to the Members for their approval, including any adjournments of such meeting.

         Stockholders means those Persons who own shares of Holding Company Common Stock.

         Stockholders' Meeting means the annual or special meeting of stockholders of Middle Tier Holding Company called for the purpose of submitting this Plan to the Stockholders for their approval, including any adjournments of such meeting.

         Stockholder Voting Record Date means the date for determining the Public Stockholders of the Middle Tier Holding Company eligible to vote at the Stockholders' Meeting.

         Subscription Offering means the offering of the Conversion Stock to Participants.

         Subscription Rights means nontransferable rights to subscribe for Conversion Stock granted to Participants pursuant to the terms of this Plan.

         Supplemental Eligible Account Holder means any Person holding a Qualifying Deposit at the close of business on the Supplemental Eligibility Record Date.

         Supplemental Eligibility Record Date, if applicable, means the date for determining Qualifying Deposits of Supplemental Eligible Account Holders and shall be required if the Eligibility Record Date is more than 15 months prior to the date of the latest amendment to the Application for Conversion filed by the Mutual Holding Company prior to approval of such application by the OTS. If applicable, the Supplemental Eligibility Record Date shall be the last day of the calendar quarter preceding OTS approval of the Application for Conversion submitted by the Mutual Holding Company pursuant to this Plan of Conversion.

         Syndicated Community Offering means the offering for sale by a syndicate of broker- dealers to the general public of shares of Conversion Stock not purchased in the Subscription Offering and the Community Offering.

         Tax-Qualified Employee Stock Benefit Plan means any defined benefit plan or defined contribution plan, such as an employee stock ownership plan, stock bonus plan, profit-sharing plan or other plan, which is established for the benefit of the employees of the Holding Company and the Bank and which, with its related trust, meets the requirements to be "qualified" under Section 401 of the Code as from time to time in effect. A "Non-Tax-Qualified Employee Stock Benefit Plan" is any defined benefit plan or defined contribution stock benefit plan which is not so qualified.

         Voting Member means a Person who at the close of business on the Voting Record Date is entitled to vote as a Member of the Mutual Holding Company in accordance with its mutual charter and bylaws.

         Voting Record Date means the date or dates for determining the eligibility of Members to vote at the Special Meeting.

3.       GENERAL PROCEDURE FOR CONVERSION AND REORGANIZATION
         ---------------------------------------------------

         A. An Application for the Conversion and Reorganization, including the Plan and all other requisite material (the "Application for Conversion"), shall be submitted to the OTS for approval. The Mutual Holding Company, the Middle Tier Holding Company and the Bank also will cause notice of the adoption of the Plan by the Boards of Directors of the Mutual Holding Company, the Middle Tier Holding Company and the Bank to be given by publication in a newspaper having general circulation in each community in which an office of the Bank is located and will cause copies of the Plan to be made available at each office of the Mutual Holding Company, the Middle Tier Holding Company and the Bank for inspection by Members and Stockholders. The Mutual Holding Company, the Middle Tier Holding Company and the Bank will cause to be published, in accordance with the requirements of applicable regulations of the OTS, a notice of the filing with the OTS of an application to convert the Mutual Holding Company from mutual to stock form.

         B. Promptly following receipt of requisite approval of the OTS, this Plan will be submitted to the Members for their consideration and approval at the Special Meeting. The Mutual Holding Company may, at its option, mail to all Members as of the Voting Record Date, at their last known address appearing on the records of the Mutual Holding Company and the Bank, a proxy statement in either long or summary form describing the Plan which will be submitted to a vote of the Members at the Special Meeting. The Holding Company also shall mail to all such Members (as well as other Participants) either a Prospectus and Order Form for the purchase of Conversion Stock or a letter informing them of their right to receive a Prospectus and Order Form and a postage prepaid card to request such materials, subject to the provisions herein. The Plan must be approved by the affirmative vote of at least a majority of the total number of votes eligible to be cast by Voting Members at the Special Meeting.

         C. Subscription Rights to purchase shares of Conversion Stock will be issued without payment therefor to Eligible Account Holders, Tax-Qualified Employee Plans, Supplemental Eligible Account Holders and Other Members.

         D. The Middle Tier Holding Company shall file preliminary proxy materials with the OTS in order to seek the approval of the Plan by its Stockholders. Promptly following clearance of such proxy materials and the receipt of any other requisite approval of the OTS, the Middle Tier Holding Company will mail definitive proxy materials to all Stockholders as of the Stockholder Voting Record Date, at their last known address appearing on the records of the Middle Tier Holding Company, for their consideration and approval of this Plan at the Stockholders' Meeting. The Plan must be approved by the holders of at least two-thirds of the outstanding shares of Middle Tier Holding Company Common Stock as of the Stockholder Voting Record Date. In addition, the Primary Parties have conditioned the consummation of the Conversion and Reorganization on the approval of the Plan by at least a majority of the votes cast, in person or by proxy, by the Public Stockholders as of the Stockholder Voting Record Date at the Stockholders' Meeting.

         E. The Mutual Holding Company shall apply to convert to a federal interim stock savings bank.

         F. The Middle Tier Holding Company shall apply to convert to a federal interim stock savings bank.

         G. The Holding Company shall file a Registration Statement with the SEC to register the Holding Company Common Stock to be issued in the Conversion and Merger under the Securities Act of 1933, as amended, and shall register such Holding Company Common Stock under any applicable state securities laws. Upon registration and after the receipt of all required regulatory approvals, the Conversion Stock shall be first offered for sale in a Subscription Offering to Eligible Account Holders, Tax-Qualified Employee Stock Benefit Plans, Supplemental Eligible Account Holders and Other Members. It is anticipated that any shares of Conversion Stock remaining unsold after the Subscription Offering will be sold through a Community Offering and/or a Syndicated Community Offering. The purchase price per share for the Conversion Stock shall be a uniform price determined in accordance with the provisions herein. The Holding Company shall contribute to the Bank an amount of the net proceeds received by the Holding Company from the sale of Conversion Stock as shall be determined by the Boards of Directors of the Holding Company and the Bank and as shall be approved by the OTS.

         H. The Effective Date of the Conversion and Reorganization shall be the date set forth in Section 27 hereof. Upon the Effective Date, the following transactions shall occur:

                  (i) The Mutual Holding Company will convert into an interim federal stock savings bank to be known as Interim Bank No. 1.

                  (ii) Middle Tier Holding Company will adopt an interim federal stock savings bank charter to be known as Interim Bank No. 2; Interim Bank No. 2 will then merge with and into the Bank ("Merger No. 1"), with the Bank as the surviving entity.

                  (iii) Immediately following Merger No. 1, Interim Bank No. 1, formerly the Mutual Holding Company, will merge with and into the Bank with the Bank as the surviving entity ("Merger No. 2"). The shares of Middle Tier Holding Company Common Stock previously held by the Mutual Holding Company (now Interim Bank No. 1) will be canceled. Eligible members of the Mutual Holding Company as of certain specified dates will be granted interests in a liquidation account to be established by the Bank. The amount in the liquidation account will be the greater of
         (a) 100% of retained earnings as of March 31, 2002 (the date of the latest statement of financial condition contained in the final offering circular utilized in the Bank's initial stock offering), or (b) 56.5% of Middle Tier Holding Company's total shareholders' equity as reflected in its latest statement of financial condition.

                  (iv) The Holding Company will form an interim corporation ("Interim Bank No. 3"), a new, wholly owned first-tier subsidiary with an interim federal stock savings bank charter.

                  (v) Immediately following Merger No. 2, Interim Bank No. 3 will merge with and into the Bank, with the Bank as the surviving entity ("Merger No. 3"). As a result of Merger No. 3, Bank stock deemed held by Public Stockholders will be converted into Holding Company Common Stock based upon the Exchange Ratio which is designed to ensure that the same Public Stockholders will own, approximately the same percentage of Holding Company Common Stock as the percentage of Middle Tier Holding Company Common Stock owned by them immediately prior to the Conversion and Reorganization before giving effect to (a) cash paid in lieu of fractional shares and (b) any shares of Holding Company stock purchased by Public Stockholders in the Offering.

                  (vi) The Holding Company shall sell the Conversion Stock in the Offerings, as provided herein.

         I. The Primary Parties may retain and pay for the services of financial and other advisors and investment bankers to assist in connection with any or all aspects of the Conversion and Reorganization, including in connection with the Offerings, the payment of fees to brokers and investment bankers for assisting Persons in completing and/or submitting Order Forms. All fees, expenses, retainers and similar items shall be reasonable.

4.       TOTAL NUMBER OF SHARES AND PURCHASE PRICE OF CONVERSION
         STOCK
         --------------------------------------------------------

         A. The aggregate price at which shares of Conversion Stock shall be sold in the Offerings shall be based on a pro forma valuation of the aggregate market value of the Conversion Stock prepared by the Independent Appraiser. The valuation shall be based on financial information relating to the Primary Parties, market, financial and economic conditions, a comparison of the Primary Parties with selected publicly held financial institutions and holding companies such other factors as the Independent Appraiser may deem to be important. The valuation shall be stated in terms of an Estimated Price Range, the maximum of which shall generally be no more than 15% above the average of the minimum and maximum of such price range and the minimum of which shall generally be no more than 15% below such average. As mandated by OTS regulations, the amount of Conversion Stock is based upon an independent valuation, which is not approved or otherwise determined by the Holding Company or the Board of Directors. The valuation shall be updated during the Conversion as market and financial conditions warrant and as may be required by the OTS.

         B. Based upon the independent valuation, the Initial Purchase Price and the number (or range) of shares of Conversion Stock ("Offering Range") to be offered in the Offerings shall be established. The Actual Purchase Price and the total number of shares of Conversion Stock to be issued in the Offerings shall be determined upon conclusion of the Offerings, subject to review by the OTS and in consultation with the Independent Appraiser.

         C. Subject to the approval of the OTS, the Estimated Price Range may be increased or decreased prior to completion of the Conversion to reflect changes in market, financial and economic conditions since the commencement of the Offerings, and under such circumstances the total number of shares of Conversion Stock to be issued in the Conversion may correspondingly be increased or decreased, to reflect any such change. Notwithstanding anything to the contrary contained in this Plan, no resolicitation of subscribers shall be required and subscribers shall not be permitted to modify or cancel their subscriptions unless the aggregate funds received from the offer of the Conversion Stock in the Conversion are less than the minimum or (excluding purchases, if any, by the Holding Company's and the Bank's Tax-Qualified Employee Stock Benefit Plans) more than 15% above the maximum of the Estimated Price Range set forth in the Prospectus. In the event of an increase in the total number of shares offered in the Conversion due to an increase in the Estimated Price Range, the priority of share allocation shall be as set forth in this Plan, provided, however, that such priority will have no effect whatsoever on the ability of the Tax-Qualified Employee Stock Benefit Plans to purchase additional shares pursuant to Section 4.D.

         D. (i) In the event that Tax-Qualified Employee Stock Benefit Plans are unable to purchase the number of shares subscribed for by such Tax-Qualified Employee Stock Benefit Plans due to an oversubscription for shares of Conversion Stock pursuant to Section 5 hereof, Tax- Qualified Employee Stock Benefit Plans may (unless the Tax-Qualified Employee Stock Benefit Plans elect to purchase stock subsequent to the Offerings in the open market) purchase from the Holding Company, and the Holding Company may sell to the Tax-Qualified Employee Stock Benefit Plans, such additional shares ("Additional Shares") of Holding Company Common Stock necessary to fill the subscriptions of the Tax-Qualified Employee Stock Benefit Plans, provided that such Additional Shares may not exceed 8% of the total number of shares of Conversion Stock sold in the Conversion. The sale of Additional Shares, if necessary, will occur contemporaneously with the sale of the Conversion Stock. The sale of Additional Shares to Tax-Qualified Employee Stock Benefit Plans by the Holding Company is conditioned upon receipt by the Holding Company of a letter from the Independent Appraiser to the effect that such sale would not have a material effect on the Conversion and Reorganization or the Actual Purchase Price and the approval of the OTS. The ability of the Tax-Qualified Employee Stock Benefit Plans to purchase up to an additional 8% of the total number of shares of Conversion Stock sold in the Conversion shall not be affected or limited in any manner by the priorities or purchase limitations otherwise set forth in this Plan of Conversion.

                  (ii) Notwithstanding anything to the contrary contained in this Plan, if the final valuation of the Conversion Stock exceeds the maximum of the Estimated Price Range, up to 8% of the total number of shares of Conversion Stock sold in the Conversion may be sold to Tax- Qualified Stock Benefit Plans prior to filling any other orders for Conversion Stock from such shares in excess of the maximum of the Estimated Price Range. However, at the election of the

Holding Company, the Tax-Qualified Stock Benefit Plans may, in whole or in part, fill their orders through open market purchases subsequent to the closing of the Offerings.

5.       SUBSCRIPTION RIGHTS OF ELIGIBLE ACCOUNT HOLDERS
         (FIRST PRIORITY)
         ------------------------------------------------

         A. Each Eligible Account Holder shall receive, without payment, nontransferable Subscription Rights to purchase, subject to the further limitations of Section 10 hereof, up to the greater of (i) the maximum purchase limitation set forth in Section 9 hereof, (ii) one-tenth of 1% of the total offering of shares of Conversion Stock in the Subscription Offering, and (iii) 15 times the product (rounded down to the next whole number) obtained by multiplying the total number of shares of Conversion Stock offered in the Subscription Offering by a fraction, of which the numerator is the amount of the Qualifying Deposit of the Eligible Account Holder and the denominator is the total amount of all Qualifying Deposits of all Eligible Account Holders, subject to Section 13 hereof.

         B. In the event of an oversubscription for shares of Conversion Stock pursuant to the provisions herein, available shares shall be allocated among subscribing Eligible Account Holders so as to permit each such Eligible Account Holder, to the extent possible, to purchase a number of shares which will make his total allocation equal to the lesser of the number of shares subscribed for or 100 shares. Any available shares remaining after each such subscribing Eligible Account Holder has been allocated the lesser of the number of shares subscribed for or 100 shares shall be allocated among the subscribing Eligible Account Holders in the proportion which the Qualifying Deposit of each such subscribing Eligible Account Holder bears to the total Qualifying Deposits of all such subscribing Eligible Account Holders whose orders are unfilled, provided that no fractional shares shall be issued. Subscription Rights of Eligible Account Holders who are also Directors or Officers and their Associates shall be subordinated to those of other Eligible Account Holders to the extent that they are attributable to increased deposits during the one-year period preceding the Eligibility Record Date.

6.       SUBSCRIPTION RIGHTS OF THE TAX-QUALIFIED EMPLOYEE STOCK
         BENEFIT PLANS (SECOND PRIORITY)

         Notwithstanding the purchase limitations discussed below, Tax-Qualified Employee Stock Benefit Plans of the Holding Company and the Bank shall receive, without payment, Subscription Rights to purchase in the aggregate up to 10% of the Conversion Stock, including first priority to purchase any shares of Conversion Stock to be issued in the Conversion and Reorganization as a result of an increase in the Estimated Price Range after commencement of the Subscription Offering and prior to completion of the Conversion and Reorganization. The Tax-Qualified Employee Stock Benefit Plans may, in whole or in part, fill their orders through open market purchases subsequent to the closing of the Offering. The Tax-Qualified Employee Stock Benefit Plans shall not be deemed to be Associates or Affiliates of or Persons Acting in Concert with any Director or Officer of the Mutual Holding Company, the Holding Company or the Bank. Consistent with applicable laws, regulations, policies and practices of the OTS, Tax-Qualified

Employee Stock Benefit Plans may use funds contributed by the Holding Company or the Bank and/or borrowed from an independent third party to exercise such Subscription Rights, and the Holding Company and the Bank may make scheduled discretionary contributions thereto, provided that such contributions do not cause the Holding Company or the Bank to fail to meet any applicable regulatory capital requirement.

7.       SUBSCRIPTION RIGHTS OF SUPPLEMENTAL ELIGIBLE ACCOUNT
         HOLDERS (THIRD PRIORITY)
         ----------------------------------------------------

         A. In the event that the Eligibility Record Date is more than 15 months prior to the date of the latest amendment to the Application for Conversion filed prior to OTS approval, then, and only in that event, a Supplemental Eligibility Record Date shall be set and each Supplemental Eligible Account Holder shall, subject to the further limitations of Section 10 hereof, receive, without payment, Subscription Rights to purchase up to the greater of (i) the maximum purchase limitation set forth in Section 9 hereof, (ii) one-tenth of 1% of the total offering of shares of Conversion Stock in the Subscription Offering, and (iii) 15 times the product (rounded down to the next whole number) obtained by multiplying the total number of shares of Conversion Stock offered in the Subscription Offering by a fraction, of which the numerator is the amount of the Qualifying Deposits of the Supplemental Eligible Account Holder and the denominator is the total amount of all Qualifying Deposits of all Supplemental Eligible Account Holders, subject to Section 13 hereof and the availability of shares of Conversion Stock for purchase after taking into account the shares of Conversion Stock purchased by Eligible Account Holders and Tax-Qualified Employee Stock Benefit Plans though the exercise of Subscription Rights under Sections 5 and 6 hereof.

         B. In the event of an oversubscription for shares of Conversion Stock, available shares shall be allocated among subscribing Supplemental Eligible Account Holders so as to permit each such Supplemental Eligible Account Holder, to the extent possible, to purchase a number of shares sufficient to make his total allocation (including the number of shares, if any, allocated in accordance with Section 5.A) equal to the lesser of the number of shares subscribed for or 100 shares. Any remaining available shares shall be allocated among subscribing Supplemental Eligible Account Holders in the proportion that the Qualifying Deposits of each bears to the total amount of the Qualifying Deposits of all such subscribing Supplemental Eligible Account Holders whose orders are unfilled, provided that no fractional shares shall be issued.

8.       SUBSCRIPTION RIGHTS OF OTHER MEMBERS (FOURTH PRIORITY)
         ------------------------------------------------------

         A. Each Other  Member  shall,  subject to the  further  limitations  of
Section 10 hereof, receive, without payment, Subscription Rights to purchase up to the greater of (i) the maximum purchase limitation set forth in Section 9 hereof and (ii) one-tenth of 1% of the total offering of shares of Conversion Stock in the Subscription Offering, in each case subject to Section 13 hereof and the availability of shares of Conversion Stock for purchase after taking into account the shares of Conversion Stock purchased by Eligible Account Holders, Tax-Qualified Employee Stock

Benefit Plans, and Supplemental Eligible Account Holders, if any, through the exercise of Subscription Rights under Sections 5, 6 and 7 hereof.

         B. If, pursuant to this Section, Other Members subscribe for a number of shares of Conversion Stock in excess of the total number of shares of Conversion Stock remaining, available shares shall be allocated among subscribing Other Members so as to permit each such Other Members, to the extent possible, to purchase a number of shares sufficient to make his total allocation equal to the lesser of the number of shares subscribed or 100 shares. Any remaining available shares shall be allocated among subscribing Other Members on a pro rata basis in the same proportion as each such Other Member's subscription bears to the total subscriptions of all such subscribing Other Members whose orders are unfilled, provided that no fractional shares shall be issued.

9.       COMMUNITY OFFERING, SYNDICATED COMMUNITY OFFERING AND
         OTHER OFFERINGS
         -----------------------------------------------------

         A. If less than the total number of shares of Conversion Stock are sold in the Subscription Offering, it is anticipated that all remaining shares of Conversion Stock shall, if practicable, be sold in a Community Offering and/or a Syndicated Community Offering. Subject to the requirements set forth herein, the manner in which the Conversion Stock is sold in the Community Offering and/or the Syndicated Community Offering shall have as the objective the achievement of a wide distribution of such stock, subject to the right of the Primary Parties, in their absolute discretion, to accept or reject in whole or in part all orders in the Community Offering and/or Syndicated Community Offering.

         B. In the event of a Community Offering, all shares of Conversion Stock which are not subscribed for in the Subscription Offering shall be offered for sale by means of a direct community marketing program, which may provide for the use of brokers, dealers or investment banking firms experienced in the sale of financial institution securities. Any available shares in excess of those not subscribed for in the Subscription Offering will be available for purchase by members of the general public to whom a Prospectus is delivered by the Holding Company or on its behalf, with preference first given to Public Stockholders as of the Stockholder Voting Record Date and then to natural persons who are Residents of the Local Community ("Preferred Subscribers").

         C. A Prospectus and Order Form shall be furnished to such Persons as the Primary Parties may select in connection with the Community Offering, and each order for Conversion Stock in the Community Offering shall be subject to the absolute right of the Primary Parties to accept or reject any such order in whole or in part either at the time of receipt of an order or as soon as practicable following completion of the Community Offering. Available shares will be allocated first to each Preferred Subscriber whose order is accepted in an amount equal to the lesser of 100 shares or the number of shares subscribed for by each such Preferred Subscriber, if possible. Thereafter, unallocated shares shall be allocated among the Preferred Subscribers whose accepted orders remain unsatisfied in an equitable manner as determined by the Board of

Directors. If there are any shares remaining after all accepted orders by Preferred Subscribers have been satisfied, any remaining shares shall be allocated to other members of the general public who place orders in the Community Offering, applying the same allocation described above for Preferred Subscribers.

         D. The maximum amount of Conversion Stock that any Person may purchase in the Community Offering shall, subject to the further limitations of Section 10 hereof, not exceed $200,000, provided, however, that this amount may be decreased or increased to up to 5% of the total offering of shares in the Conversion and Reorganization, subject to any required regulatory approval but without the further approval of Members of the Mutual Holding Company or the Stockholders of the Middle Tier Holding Company, subject to the preferences set forth in Section 9.B and 9.C of this Plan. The Primary Parties may commence the Community Offering concurrently with, at any time during, or as soon as practicable after the end of, the Subscription Offering, and the Community Offering must be completed within 45 days after the completion of the Subscription Offering, unless extended by the Primary Parties with any required regulatory approval.

         E. Subject to such terms, conditions and procedures as may be determined by the Primary Parties, all shares of Conversion Stock not subscribed for in the Subscription Offering or ordered in the Community Offering may be sold by a syndicate of broker-dealers to the general pubic in a Syndicated Community Offering. Each order for Conversion Stock in the Syndicated Community Offering shall be subject to the absolute right of the Primary Parties to accept or reject any such order in whole or in part either at the time of receipt of an order or as soon as practicable after completion of the Syndicated Community Offering. The amount of Conversion Stock that any Person may purchase in the Syndicated Community Offering shall, subject to the further limitations of
Section 10 hereof, not exceed $200,000, provided, however, that this amount may be decreased or increased to up to 5% of the total offering of shares in the Conversion and Reorganization, subject to any required regulatory approval but without the further approval of Members of the Mutual Holding Company or the Stockholders of the Middle Tier Holding Company. The Primary Parties may commence the Syndicated Community Offering concurrently with, at any time during, or as soon as practicable after the end of, the Subscription Offering and/or the Community Offering. The Syndicated Community Offering must be completed within 45 days after the completion of the Subscription Offering, unless extended by the Primary Parties with any required regulatory approval.

         F. If for any reason a Syndicated Community Offering of shares of Conversion Stock not sold in the Subscription Offering and the Community Offering cannot be effected, or in the event that any insignificant residue of shares of Conversion Stock is not sold in the Subscription Offering, Community Offering or Syndicated Community Offering, the Primary Parties shall use their best efforts to obtain other purchasers for such shares in such manner and upon such conditions as may be satisfactory to the OTS.

10.      LIMITATIONS ON SUBSCRIPTIONS AND PURCHASES OF CONVERSION
         STOCK
         ---------------------------------------------------------

         The  following  limitations  shall apply to all purchases of Conversion
Stock:

         A. The number of shares of Conversion Stock which may be purchased by any Person (or persons through a single account), in the First Priority, Third Priority and Fourth Priority in the Subscription Offering shall not exceed such number of shares of Conversion Stock that when combined with Exchange Shares received shall equal $200,000 of Holding Company Common Stock, except for Tax-Qualified Employee Stock Benefit Plans, which in the aggregate may subscribe for up to 8% of the Conversion Stock.

         B. The number of shares of Conversion Stock which may be purchased by any Person in the Public Stockholders, the Community and/or the Syndicated Community Offerings shall not exceed such number of shares of Conversion Stock that when combined with Exchange Shares received shall equal $200,000 of Holding Company Common Stock.

         C. Except for the Tax-Qualified Employee Stock Benefit Plans, the maximum number of shares of Conversion Stock which may be purchased in all of the combined categories of the Conversion and Reorganization by any Person (or persons through a single account) together with any Associate or group of persons Acting in Concert shall not exceed such number of shares of Conversion Stock that when combined with Exchange Shares shall equal $400,000 of Holding Company Common Stock.

         D. The number of shares of Conversion Stock which Directors and Officers and their Associates may purchase in the aggregate in the Offering shall not exceed 25% of the total number of shares of Conversion Stock sold in the Offerings, including any shares which may be issued in the event of an increase in the maximum of the Estimated Price Range to reflect changes in market, financial and economic conditions after commencement of the Subscription Offering and prior to completion of the Offerings.

         E. No Person may purchase fewer than 25 shares of Conversion Stock in the Offerings, to the extent such shares are available; provided, however, that if the Actual Purchase Price is greater than $20.00 per share, such minimum number of shares shall be adjusted so that the aggregate Actual Purchase Price for such minimum shares will not exceed $500.00.

         F. For purposes of the foregoing limitations and the determination of Subscription Rights, (i) Directors, Officers and Employees shall not be deemed to be Associates or a group acting in concert solely as a result of their capacities as such, (ii) shares purchased by Tax- Qualified Employee Stock Benefit Plans shall not be attributable to the individual trustees or beneficiaries of any such plan for purposes of determining compliance with the limitations set forth in this Section, (iii) shares purchased by Tax-Qualified Employee Stock Benefit Plans shall not be attributable to the individual trustees or beneficiaries of any such plan for purposes of determining compliance with the limitation set forth in this Section, and (iv) Exchange Shares shall be valued at the Actual Purchase Price.

         G. Subject to any required regulatory approval and the requirements of applicable laws and regulations, but without further approval of the Members of the Mutual Holding Company or the Stockholders of the Middle Tier Holding Company, the Primary Parties may increase or decrease the individual or overall purchase limitations set forth herein to a percentage which does not exceed 5% of the total shares of Holding Company Common Stock issued in the Conversion and Reorganization whether prior to, during or after the Subscription Offering, Community Offering and/or Syndicated Community Offering. Notwithstanding the foregoing, the maximum purchase limitation may be increased up to 9.99%, provided that orders for exceeding 5% of the shares being offered shall not exceed, in the aggregate, 10% of the total offering. In the event that the individual or overall purchase limitations are increased after commencement of the Subscription Offering or any other offering, the Primary Parties shall permit any Person who subscribed for the maximum number of shares of Conversion Stock (plus certain large subscribers as determined in the sole discretion of the Primary Parties) to purchase an additional number of shares, so that such Person shall be permitted to subscribe for the then maximum number of shares permitted to be subscribed for by such Person, subject to the rights and preferences of any Person who has priority Subscription Rights. In the event that the individual or overall purchase limitations are decreased after commencement of the Subscription Offering or any other offering, the orders of any Person who subscribed for more than the new purchase limitation shall be decreased by the minimum amount necessary so that such Person shall be in compliance with the then maximum number of shares permitted to be subscribed for by such Person.

         H. The Primary Parties shall have the right to take all such action as they may, in their sole discretion, deem necessary, appropriate or advisable in order to monitor and enforce the terms, conditions, limitations and restrictions contained in this Section and elsewhere in this Plan and the terms, conditions and representations contained in the Order Form, including, but not limited to, the absolute right (subject only to any necessary regulatory approvals or concurrences) to reject, limit or revoke acceptance of any subscription or order and to delay, terminate or refuse to consummate any sale of Conversion Stock which they believe might violate, or is designed to, or is any part of a plan to, evade or circumvent such terms, conditions, limitations, restrictions and representations. Any such action shall be final, conclusive and binding on all persons, and the Primary Parties and their respective Boards shall be free from any liability to any Person on account of any such action.

         I. Notwithstanding anything to the contrary contained in this Plan, except as may otherwise be required by the OTS, the Public Stockholders will generally not have to sell any Mid- Tier Common Stock or be limited in receiving Exchange Shares even if their ownership of Mid- Tier Common Stock when converted into Exchange Shares pursuant to the MHC Merger would exceed an applicable purchase limitation; however, they might be precluded from purchasing any Conversion Stock in the Offerings.

11.      TIMING OF SUBSCRIPTION OFFERING; MANNER OF EXERCISING
         SUBSCRIPTION RIGHTS AND ORDER FORMS
         ------------------------------------------------------

         A. The Subscription Offering may be commenced concurrently with or at any time after the mailing to Voting Members of the Mutual Holding Company and Stockholders of the Middle Tier Holding Company of the proxy statement(s) to be used in connection with the Special Meeting and the Stockholders' Meeting. The Subscription Offering may be closed before the Special Meeting and the Stockholders' Meeting, provided that the offer and sale of the Conversion Stock shall be conditioned upon the approval of the Plan by the Voting Members of the Mutual Holding Company and the Stockholders of the Middle Tier Holding Company at the Special Meeting and the Stockholders' Meeting, respectively.

         B. The exact timing of the commencement of the Subscription Offering shall be determined by the Primary Parties in consultation with the Independent Appraiser and any financial or advisory or investment banking firm retained by them in connection with the Conversion. The Primary Parties may consider a number of factors, including, but not limited to, their current and projected future earnings, local and national economic conditions, and the prevailing market for stocks in general and stocks of financial institutions in particular. The Primary Parties shall have the right to withdraw, terminate, suspend, delay, revoke or modify any such Subscription Offering, at any time and from time to time, as they in their sole discretion may determine, without liability to any Person, subject to compliance with applicable securities laws and any necessary regulatory approval or concurrence.

         C. The Primary Parties shall, promptly after the SEC has declared the Registration Statement, which includes the Prospectus, effective and all required regulatory approvals have been obtained, distribute or make available the Prospectus, together with Order Forms for the purchase of Conversion Stock, to all Participants for the purpose of enabling them to exercise their respective Subscription Rights, subject to Section 14 hereof. The Primary Parties may elect to mail a Prospectus and Order Form only to those Participants who request such materials by returning a postage-paid card to the Primary Parties by a date specified in the letter informing them of their Subscription Rights. Under such circumstances, the Subscription Offering shall not be closed until the expiration of 30 days after the mailing by the Primary Parties of the postage- paid card to Participants.

         D. A single Order Form for all Deposit Accounts maintained with the Bank by an Eligible Account Holder, Supplemental Eligible Account Holder and any Other Member may be furnished, irrespective of the number of Deposit Accounts maintained with the Bank on the Eligibility Record Date and Supplemental Eligibility Record Date and the Voting Record Date, respectively.

         E. The recipient of an Order Form shall have no less than 20 days and no more than 45 days from the date of mailing of the Order Form (with the exact termination date to be set forth on the Order Form) to properly complete and execute the Order Form and deliver it to the Primary Parties. The Primary Parties may extend such period by such amount of time as they determine is appropriate. Failure of any Participant to deliver a properly executed Order Form to the Primary Parties, along with payment (or authorization for payment by withdrawal) for the shares of Conversion Stock subscribed for, within time limits prescribed, shall be deemed a waiver and release by such person of any rights to subscribe for shares of Conversion Stock. Each Participant shall be required to confirm to the Primary Parties by executing an Order Form that such Person has fully complied with all of the terms, conditions, limitations and restrictions in the Plan.

         F. The Primary Parties shall have the absolute right, in their sole discretion and without liability to any Participant or other Person, to reject any Order Form, including, but not limited to, any Order Form that is (i) improperly completed or executed; (ii) not timely received; (iii) not accompanied by the proper payment (or authorization of withdrawal for payment) or, in the case of institutional investors in the Community Offering, not accompanied by an irrevocable order together with a legally binding commitment to pay the full amount of the purchase price prior to 48 hours before the completion of the Offerings; or (iv) submitted by a Person whose representations the Primary Parties believe to be false or who they otherwise believe, either alone, or acting in concert with others, is violating, evading or circumventing, or intends to violate, evade or circumvent, the terms and conditions of the Plan. The Primary Parties may, but will not be required to, waive any irregularity on any Order Form or may require the submission of corrected Order Forms or the remittance of full payment for shares of Conversion Stock by such date as they may specify. The interpretation of the Primary Parties of the terms and conditions of the Order Forms shall be final and conclusive.

12.      PAYMENT FOR CONVERSION STOCK
         ----------------------------

         A. Payment for shares of Conversion Stock subscribed for by Participants in the Subscription Offering and payment for shares of Conversion Stock ordered by Public Stockholders and other Persons in the Community Offering and Syndicated Community Offering (if applicable) shall be equal to the Initial Purchase Price multiplied by the number of shares which are being subscribed for or ordered, respectively. Such payment may be made in cash, if delivered in person, or by check or money order at the time the Order Form is delivered to the Primary Parties. In addition, the Primary Parties may elect to provide Participants and/or other Persons who have a Deposit Account with the Bank the opportunity to pay for shares of Conversion Stock by authorizing the Bank to withdraw from such Deposit Account an amount equal to the aggregate Purchase Price of such shares. If the Actual Purchase Price is less than the Initial Purchase Price, the Primary Parties shall refund the difference to all Participants and other Persons, unless the Primary Parties choose to provide
Participants and other Persons the opportunity on the Order Form to elect to have such difference applied to the purchase of additional whole shares of Conversion Stock. If the Actual Purchase Price is more than the Initial Purchase Price, the Primary Parties shall reduce the number of shares of Conversion Stock ordered by Participants and other Persons and refund any remaining amount which is attributable to a fractional share interest, unless the Primary Parties choose to provide Participants and other Persons the opportunity to increase the amount of funds submitted to pay for their shares of Conversion Stock.

         B. Consistent with applicable laws and regulations and policies and practices of the OTS, payment for shares of Conversion Stock subscribed for by Tax-Qualified Employee Stock Benefit Plans may be made with funds contributed by the Holding Company and/or funds obtained pursuant to a loan from an independent third party pursuant to a loan commitment which is in force from the time that any such plan submits an Order Form until the closing of the transactions contemplated hereby.

         C. If a Participant or other Person authorizes the Bank to withdraw the amount of the Initial Purchase Price from his Deposit Account, the Bank shall have the right to make such withdrawal or to freeze funds equal to the aggregate Initial Purchase Price upon receipt of the Order Form. Notwithstanding any regulatory provisions regarding penalties for early withdrawals from certificate accounts, the Bank may allow payment by means of withdrawal from certificate accounts without the assessment of such penalties. In the case of an early withdrawal of only a portion of such account, the certificate evidencing such account shall be canceled if any applicable minimum balance requirement ceases to be met. In such case, at the sole discretion of the Bank, the remaining balance will be either returned to the depositor or will earn interest at the savings account rate subsequent to the withdrawal. However, where any applicable minimum balance is maintained in such certificate account, the rate of return on the balance of the certificate account shall remain the same as prior to such early withdrawal. This waiver of the early withdrawal penalty applies only to withdrawals made in connection with the purchase of Conversion Stock and is entirely within the discretion of the Primary Parties.

         D. The Bank shall pay interest, at not less than the passbook rate, for all amounts paid in cash, by check or money order to purchase shares of Conversion Stock in the Subscription Offering and the Community Offering from the date payment is received until the date the Conversion and Reorganization is completed or terminated.

         E. The Bank shall not knowingly loan funds or otherwise extend credit to any Participant or other Person to purchase Conversion Stock.

         F. Each share of Conversion Stock shall be non-assessable upon payment in full of the Actual Purchase Price.

13.      ACCOUNTHOLDERS IN NONQUALIFIED STATES OR FOREIGN COUNTRIES
         ----------------------------------------------------------

         The Primary Parties shall make reasonable efforts to comply with the securities laws of all jurisdictions in the United States in which Participants reside. However, no Participant will be offered or receive any Conversion Stock under the Plan if such Participant resides in a foreign country or resides in a jurisdiction of the United States with respect to which any of the following apply; (a) there are few Participants otherwise eligible to subscribe for shares under this Plan who reside in such jurisdiction; (b) the granting of Subscription Rights or the offer or sale of shares of Conversion Stock to such Participants would require any of the Primary Parties or their respective Directors and Officers, under the laws of such jurisdiction, to register as a broker-dealer, salesman or selling agent or to register or otherwise qualify the Conversion Stock for sale in such jurisdiction, or any of the Primary Parties would be required to qualify as a foreign corporation or file a consent to service of process in such jurisdiction; or (c) such registration, qualification or filing in the judgment of the Primary Parties would be impracticable or unduly burdensome for reasons of cost or otherwise.

14.      DISSENTERS' RIGHTS
         ------------------

         The stockholders of the Middle Tier Holding Company shall have dissenter and appraisal rights in connection with their vote on the Conversion and Reorganization to the extent required by Section 552.14 of the Regulations Applicable to All Savings Associations, or any successor thereto.


15.      VOTING RIGHTS OF STOCKHOLDERS
         -----------------------------

         Following consummation of the Conversion and Reorganization, voting rights with respect to the Bank shall be held and exercised exclusively by the Holding Company as holder of all of the Bank's outstanding voting capital stock, and voting rights with respect to the Holding Company shall be held and exercised exclusively by the holders of the Holding Company's voting capital stock.

16.      LIQUIDATION ACCOUNT
         -------------------

         A. At the time of the Merger No. 2, the Bank shall establish a liquidation account in an amount equal to the greater of (i) the retained earnings of the Bank as of the date of the latest statement of financial condition contained in the final offering circular utilized in the Bank's initial public offering, or (ii) 56.5% of the Middle Tier Holding Company's total stockholders' equity as reflected in its latest statement of financial condition contained in the final Prospectus utilized in the Conversion and Reorganization. The function of the liquidation account will be to preserve the rights of certain holders of Deposit Accounts in the Bank who maintain such accounts in the Bank following the Conversion and Reorganization to priority to distributions in the unlikely event of a liquidation of the Bank subsequent to the Conversion and Reorganization.

         B. The liquidation account shall be maintained for the benefit of Eligible Account Holders and Supplemental Eligible Account Holders, if any, who maintain their Deposit Accounts in the Bank after the Conversion and Reorganization. Each such account holder will, with respect to each Deposit Account held, have a related inchoate interest in a portion of the liquidation account balance, which interest will be referred to in this Section as the "subaccount balance." All Deposit Accounts having the same social security number will be aggregated for purposes of determining the initial subaccount balance with respect to such Deposit Accounts, except as provided in this Section.

         C. In the event of a complete liquidation of the Bank subsequent to the Conversion and Reorganization (and only in such event), each Eligible Account Holder and Supplemental Eligible Account Holder, if any, shall be entitled to receive a liquidation distribution from the liquidation account in the amount of the then current subaccount balances for Deposit Accounts then held (adjusted as described below) before any liquidation distribution may be made with respect to the capital stock of the Bank. No merger, consolidation, sale of bulk assets or similar combination transaction with another FDIC-insured institution in which the Bank is not the surviving entity shall be considered a complete liquidation for this purpose. In any merger or consolidation transaction, the liquidation account shall be assumed by the surviving entity.

         D. The initial subaccount balance for a Deposit Account held by an Eligible Account Holder and Supplemental Eligible Account Holder, if any, shall be determined by multiplying the opening balance in the liquidation account by a fraction, of which the numerator is the amount of the Qualifying Deposits of such account holder and the denominator is the total amount of Qualifying Deposits of all Eligible Account Holders and Supplemental Eligible Account Holders, if any. For Deposit Accounts in existence at both the Eligibility Record Date and the Supplemental Eligibility Record Date, if any, separate initial subaccount balances shall be determined on the basis of the Qualifying Deposits in such Deposit Accounts on each such record date. Initial subaccount balances shall not be increased, and shall be subject to downward adjustment as provided below.

         E. If the aggregate deposit balance in the Deposit Account(s) of any Eligible Account Holder or Supplemental Eligible Account Holder, if any, at the close of business on any June 30 annual closing date is less than the lesser of
(a) the aggregate deposit balance in such Deposit Account(s) at the close of business on any other annual closing date subsequent to such record dates or (b) the aggregate deposit balance in such Deposit Account(s) as of the Eligibility Record Date or the Supplemental Eligibility Record Date, the subaccount balance for such Deposit Accounts(s) shall be adjusted by reducing such subaccount balance in an amount proportionate to the reduction in such deposit balance. In the event of such a downward adjustment, the subaccount balance shall not be subsequently increased, notwithstanding any subsequent increase in the deposit balance of the related Deposit Account(s). The subaccount balance of an Eligible Account Holder or Supplemental Eligible Account Holder, if any, will be reduced to zero if the Account Holder ceases to maintain a Deposit Account at the Bank that has the same social security number as appeared on his Deposit Account(s) at the Eligibility Record Date or, if applicable, the Supplemental Eligibility Record Date.

         F. Subsequent to the Conversion and Reorganization, the Bank may not pay cash dividends generally on deposit accounts and/or capital stock of the Bank, if such dividend or repurchase would reduce the Bank's regulatory capital below the aggregate amount of the then current subaccount balances for Deposit Accounts then held; otherwise, the existence of the liquidation account shall not operate to restrict the use or application of any of the net worth accounts of the Bank.

         G. For purposes of this Section, a Deposit Account includes a predecessor or successor account which is held by an Account Holder with the same social security number.

17.      TRANSFER OF DEPOSIT ACCOUNTS
         ----------------------------

         Each Deposit Account in the Bank at the time of the consummation of the Conversion and Reorganization shall become, without further action by the holder, a Deposit Account in the Bank equivalent in withdrawable amount to the withdrawal value (as adjusted to give effect to any withdrawal made for the purchase of Conversion Stock), and subject to the same terms and conditions (except as to voting and liquidation rights) as such Deposit Account in the Bank immediately preceding consummation of the Conversion and Reorganization. Holders of Deposit Accounts in the Bank shall not, as such holders, have any voting rights.


18.      REQUIREMENTS FOLLOWING CONVERSION AND REORGANIZATION FOR
         REGISTRATION, MARKET MAKING AND STOCK EXCHANGE LISTING
         ------------------------------------------------------

         In connection with the Conversion and Reorganization, the Holding Company shall register the Holding Company Common Stock pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended, and shall undertake not to deregister such stock for a period of three years thereafter. The Holding Company also shall use its best efforts to (i) encourage and assist a market maker to establish and maintain a market for the Holding Company Common Stock and (ii) list the Holding Company Common Stock on a national or regional securities exchange or to have quotations for such stock disseminated on the National Association of Securities Dealers Automated Quotation System.

19.      DIRECTORS AND OFFICERS OF THE BANK AND THE HOLDING COMPANY
         ----------------------------------------------------------

         Each person serving as a Director or Officer of the Bank or the Holding Company at the time of the Conversion and Reorganization shall continue to serve as a Director or Officer of the Bank or the Holding Company for the balance of the term for which the person was elected prior to the Conversion and Reorganization, and until a successor is elected and qualified.

20. REQUIREMENTS FOR STOCK PURCHASES BY DIRECTORS AND OFFICERS FOLLOWING THE CONVERSION AND REORGANIZATION
         ----------------------------------------------------------

         For a period of three years following the Conversion and Reorganization, the Directors and Officers of the Holding Company and the Bank and their Associates may not purchase, without the prior written approval of the OTS, Holding Company Common Stock except from a broker- dealer registered with the SEC. This prohibition shall not apply, however, to (i) a negotiated transaction arrived at by direct negotiation between buyer and seller and involving more than 1% of the outstanding Holding Company Common Stock and (ii) purchases of stock made by and held by any Tax-Qualified Employee Stock Benefit Plan (and purchases of stock made by and held by any Non-Tax-Qualified Employee Stock Benefit Plan following the receipt of stockholder approval of such plan) which may be attributable to individual officers or directors.

         The foregoing restriction on purchases of Holding Company Common Stock shall be in addition to any restrictions that may be imposed by federal and state securities laws.

21.      RESTRICTIONS ON TRANSFER OF STOCK
         ---------------------------------

         All shares of the Conversion Stock which are purchased by Persons other than Directors and Officers shall be transferable without restriction, except in connection with a transaction proscribed by Section 22 of this Plan. Shares of Conversion Stock (excluding Exchange Shares) purchased by Directors and Officers of the Holding Company and the Bank on original issue from the Holding Company (by subscription or otherwise) shall be subject to the restriction that such shares shall not be sold or otherwise disposed of for value for a period of one year following the date of purchase, except for any disposition of such shares following the death of the original purchaser or pursuant to any merger or similar transaction approved by the OTS. The shares of Conversion Stock (excluding Exchange Shares) issued by the Holding Company to Directors and Officers shall bear the following legend giving appropriate notice of such one-year restriction.

          The shares of stock evidenced by this Certificate are restricted as to transfer for a period of one year from the date of this Certificate pursuant to Part 563b of the Rules and Regulations of the Office of Thrift Supervision. These shares may not be transferred during such one-year period without a legal opinion of counsel for the Company that said transfer is permissible under the provisions of applicable law and regulation. This restrictive legend shall be deemed null and void after one year from the date of this Certificate.

         In addition, the Holding Company shall give appropriate instructions to the transfer agent for the Holding Company Common Stock with respect to the applicable restrictions relating to the transfer of restricted stock. Any shares issued at a later date as a stock dividend, stock split or otherwise with respect to any such restricted stock shall be subject to the same holding period restrictions as may then be applicable to such restricted stock.

         The foregoing restriction on transfer shall be in addition to any restrictions on transfer that may be imposed by federal and state securities laws.

22.      RESTRICTIONS ON ACQUISITION OF STOCK OF THE HOLDING COMPANY
         -----------------------------------------------------------

         The certificate of incorporation of the Holding Company shall prohibit any Person together with Associates or groups of Persons acting in concert from offering to acquire or acquiring, directly or indirectly, beneficial ownership of more than 10% of any class of equity securities of the Holding Company, or of securities convertible into more than 10% of any such class, for five years following completion of the Conversion and Reorganization. The certificate of incorporation of the Holding Company also shall provide that all equity securities beneficially owned by any Person in excess of 10% of any class of equity securities during such five-year period shall be considered "excess shares," and that excess shares shall not be counted as shares entitled to vote and shall not be voted by any Person or counted as voting shares in connection with any matters submitted to the stockholders for a vote. The foregoing restrictions shall not apply to (i) any offer with a view toward public resale made exclusively to the Holding Company by underwriters or a selling group acting on this behalf, (ii) the purchase of shares by a Tax-Qualified Employee Stock Benefit Plan established for the benefit of the employees of the Holding Company and its subsidiaries which is exempt from approval requirements under 12 C.F.R. ss. 574.3(c)(1)(vi) or any successor thereto, and (iii) any offer or acquisition approved in advance by the affirmative vote of two-thirds of the entire Board of Directors of the Holding Company. Directors, Officers or Employees of the Holding Company or the Bank or any subsidiary thereof shall not be deemed to be Associates or a group acting in concert with respect to their individual acquisition of any class of equity securities of the Holding Company solely as a result of their capacities as such.


23.      TAX RULINGS OR OPINIONS
         -----------------------

         Consummation of the Conversion and Reorganization is conditioned upon prior receipt by the Primary Parties of either a ruling or an opinion of counsel with respect to federal tax laws, and either a ruling or an opinion of counsel with respect to New Jersey tax laws, to the effect that consummation of the transactions contemplated hereby will not result in a taxable reorganization under the provisions of the applicable codes or otherwise result in any material adverse tax consequences to the Primary Parties or to account holders receiving Subscription Rights before or after the Conversion and Reorganization, except in each case to the extent, if any, that Subscription Rights are deemed to have fair market value on the date such rights are issued.

24.      STOCK COMPENSATION PLANS
         ------------------------

         A. By voting in favor of this Agreement, the Holding Company shall have approved adoption of the Middle Tier Holding Company's Employee Stock Ownership Plan, 2003 Stock Option Plan, 2003 Restricted Stock Plan, and Employees' Savings & Profit Sharing Plan and Trust (collectively, the "Plans") as plans of the Holding Company and shall have agreed to issue Holding Company Common Stock in lieu of Middle Tier Holding Company Common Stock pursuant to the terms of such Plans. As of the Effective Date, rights outstanding under the Plans shall be assumed by the Holding Company and thereafter shall be rights only for shares of Holding Company Common Stock, with each such right being for a number of shares of Holding Company Common Stock equal to the number of shares of Middle Tier Holding Company Common Stock that were available thereunder immediately prior to the Effective Date times the Exchange Ratio, as defined in the Plan of Conversion, and the price of each such right shall be adjusted to reflect the Exchange Ratio and so that the aggregate purchase price of the right is unaffected, but with no change in any other term or condition of such right. The Holding Company shall make appropriate amendments to the Plans to reflect the adoption of the Plans by the Holding Company without adverse effect upon the rights outstanding thereunder.

         B.  The  Holding   Company  and  the  Bank  are   authorized  to  adopt
Tax-Qualified Employee Stock Benefit Plans in connection with the Conversion and Reorganization, including without limitation an employee stock ownership plan.

         C. The Holding Company and the Bank also are authorized to adopt stock option plans, restricted stock grant plans and other Non-Tax-Qualified Employee Stock Benefit Plans, provided that no stock options shall be granted, and no shares of Conversion Stock shall be purchased, pursuant to any of such plans prior to the earlier of (i) the one-year anniversary of the consummation of the Conversion and Reorganization or (ii) the receipt of stockholder approval of such plans at either the annual or special meeting of stockholders of the Holding Company to be held not earlier than six months after the completion of the Conversion and Reorganization.

         D. Existing as well as any newly created Tax-Qualified Employee Stock Benefit Plans may purchase shares of Conversion Stock in the Offerings or in the open market subsequent to the Offerings, to the extent permitted by the terms of such benefit plans and this Plan.

25.      DIVIDEND AND REPURCHASE RESTRICTIONS ON STOCK
         ---------------------------------------------

         A. Except as may otherwise may be permitted by the OTS, the Holding Company may not repurchase any shares of its capital stock during the first year following consummation of the Conversion and Reorganization.

         B. The Bank may not declare or pay a cash dividend on, or repurchase any of, its capital stock if the effect thereof would cause the regulatory capital of the Bank to be reduced below the amount required for the liquidation account. Any dividend declared or paid on, or repurchase of, the Bank's capital stock also shall be in compliance with Sections 563.140-146 of the Regulations Applicable to All Savings Associations, or any successor thereto.

         C. Notwithstanding anything to the contrary set forth herein, the Holding Company may repurchase its capital stock to the extent and subject to the requirements set forth in Section 563b.510 of the Regulations Applicable to All Savings Associations, or any successor thereto, or as otherwise may be approved by the OTS.

26.      PAYMENT OF FEES TO BROKERS
         --------------------------

         The Primary Parties may elect to offer to pay fees on a per share basis to securities brokers who assist purchasers of Conversion Stock in the Offerings.

27.      EFFECTIVE DATE
         --------------

         The Effective Date of the Conversion and Reorganization shall be the date upon which the last of the following actions occurs: (i) the filing of Articles of Combination with the OTS with respect to the Mergers, (ii) the closing of the issuance of the shares of Conversion Stock in the Offerings. The filing of Articles of Combination relating to the Mergers and the closing of the issuance of shares of Conversion Stock in the Offerings shall not occur until all requisite regulatory, Member and Stockholder approvals have been obtained, all applicable waiting periods have expired and sufficient subscriptions and orders for the Conversion Stock have been received. It is intended that the closing of the Mergers and the sale of shares of Conversion Stock in the Offerings shall occur consecutively and substantially simultaneously.

28.      AMENDMENT OR TERMINATION OF THE PLAN
         ------------------------------------

         If deemed necessary or desirable by the Boards of Directors of the Primary Parties, this Plan, including the Certificate of Incorporation of the Holding Company and the Charter of the Bank, may be substantively amended, as a result of comments from regulatory authorities or otherwise, at any time prior to the solicitation of proxies from members and Stockholders to vote on the Plan and at any time thereafter with the concurrence of the OTS. Any amendment to this Plan made after approval by the Members and Stockholders with the concurrence of the OTS shall not necessitate further approval by the Members or Stockholders unless otherwise required by the OTS. This Plan shall terminate if the sale of all shares of Conversion Stock is not completed within 24 months from the date of the Special Meeting. Prior to the earlier of the Special Meeting and the Stockholders' Meeting, this Plan may be terminated by the Boards of Directors of the Primary Parties without approval of the OTS; after the Special Meeting or the Stockholder's Meeting, the Boards of Directors may terminate this Plan only with the approval of the OTS.

29.      INTERPRETATION OF THE PLAN
         --------------------------

         All interpretations of this Plan and application of its provisions to particular circumstances by a majority of each of the Boards of Directors of the Primary Parties shall be final, subject to the authority of the OTS.

                                                                EXHIBIT C
                                                                ---------


                          Synergy Financial Group, Inc.
                              2003 Stock Bonus Plan
                               and Trust Agreement

                                    Article I
                                    ---------

                       ESTABLISHMENT OF THE PLAN AND TRUST

         1.01 Synergy Financial Group, Inc. ("Company") hereby establishes the 2003 Stock Bonus Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this Restricted Stock Plan and Trust Agreement (the "Agreement").

         1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

                                   Article II
                                   ----------

                               PURPOSE OF THE PLAN

         2.01 The purpose of the Plan is to reward and to retain personnel of experience and ability in key positions of responsibility with the Company and its subsidiaries, by providing such personnel of the Company and its subsidiaries with an equity interest in the Company as compensation for their prior and anticipated future professional contributions and service to the Company and its subsidiaries.

                                   Article III
                                   -----------

                                   DEFINITIONS

         The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

         "Bank" means Synergy Bank, a federal stock savings bank.

         "Beneficiary" means the person or persons designated by the Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, the Participant's estate.

         "Board" means the Board of Directors of the Company, or any successor corporation thereto.

         "Cause" means the personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profits, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations and similar offense), or a material violation of a final cease-and-desist order or any other action
which  results  in  a  substantial   financial   loss  to  the  Company  or  its
Subsidiaries.

         "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Company or the Bank; (ii) the merger or recapitalization of the Company or the Bank whereby the Company or the Bank is not the surviving entity; (iii) a change in control of the Company or the Bank, as otherwise defined or determined by the Office of Thrift Supervision ("OTS") or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, set forth under 12 C.F.R. ss.574.3(c)(1)(vi) as now in effect or as may hereafter be amended. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding. A Change in Control shall not include a transaction whereby MHC shall merge into the Company or the Bank and a new parent corporation of the Bank or the Company is formed.

         "Committee" means the Board of Directors of the Company or the Restricted Stock Plan Committee appointed by the Board of Directors of the Company pursuant to Article IV hereof.

         "Common Stock" means shares of the common stock of the Company, or any successor corporation or parent thereto.

         "Company" means Synergy Financial Group, Inc., and any successor corporation thereto.

         "Director" means a member of the Board of the Company or any Subsidiary.

         "Director Emeritus" means a person serving as a director emeritus, advisory director, consulting director, or other similar position as may be appointed by the Board of Directors of the Company or the Bank from time to time.

         "Disability" means any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Company or any Subsidiary in his current capacity as determined by the Committee.

         "Employee" means any person who is employed by the Company or a Subsidiary.

         "Effective Date" shall mean the date of Board adoption of the Plan.

         "MHC" means Synergy, MHC, the mutual holding company of the Bank.

         "Participant" means an Employee or Director who receives a Plan Share Award under the Plan.

         "Plan Shares" means shares of Common Stock held in the Trust which are awarded or issuable to a Participant pursuant to the Plan.

         "Plan Share Award" or "Award" means a right granted to a Participant under this Plan to earn or to receive Plan Shares.

         "Plan Share Reserve" means the shares of Common Stock held by the Trust pursuant to Sections 5.03 and 5.04.

         "Subsidiary" means those subsidiaries of the Company which, with the consent of the Board, agree to participate in this Plan.

         "Trustee" or "Trustee Committee" means that person(s) or entity nominated by the Committee and approved by the Board pursuant to Sections 4.01 and 4.02 to hold legal title to the Plan assets for the purposes set forth herein.

                                   Article IV
                                   ----------

                           ADMINISTRATION OF THE PLAN

         4.01 Role of the Committee. The Plan shall be administered and interpreted by the Board of Directors of the Company or a Committee appointed by said Board, which shall consist of not less than two non-employee members of the Board, which shall have all of the powers allocated to it in this and other sections of the Plan. All persons designated as members of the Committee shall be "Non-Employee Directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("1934 Act"). The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year. The Committee shall recommend to the Board one or more persons or entity to act as Trustee in accordance with the provision of this Plan and Trust and the terms of Article VIII hereof.

         4.02 Role of the Board. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove, replace or add Trustees. The Board shall have all of the powers allocated to it in this and other sections of the Plan, may take any action under or with respect to the Plan which the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that the Board may not revoke any Plan Share Award already made except as provided in
Section 7.01(b) herein.

         4.03 Limitation on Liability. No member of the Board, the Committee or the Trustee shall be liable for any determination made in good faith with respect to the Plan or any Plan Share Awards granted. If a member of the Board, Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by any reason of anything done or not done by him in such capacity under or with respect to the Plan, the Company shall indemnify such member against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Company and its Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

                                    Article V
                                    ---------

                        CONTRIBUTIONS; PLAN SHARE RESERVE

         5.01 Amount and Timing of Contributions. The Board of Directors of the Company shall determine the amounts (or the method of computing the amounts) to be contributed by the Company to the Trust established under this Plan. Such amounts shall be paid to the Trustee at the time of contribution. No contributions to the Trust by Participants shall be permitted except with respect to amounts necessary to meet tax withholding obligations.

         5.02 Initial Investment. Any funds held by the Trust prior to investment in the Common Stock shall be invested by the Trustee in such interest-bearing account or accounts at the Bank as the Trustee shall determine to be appropriate.

         5.03 Investment of Trust Assets. Following ratification of the Plan by the stockholders of the Company and the receipt of any other necessary regulatory approvals, as may be applicable, the Trust shall purchase Common Stock of the Company in an amount equal to up to 100% of the Trust's assets, after providing for any required withholding as needed for tax purposes, provided, however, that the Trust shall not purchase more than 9,613 shares of Common Stock, subject to adjustment. The Trustee may purchase shares of Common Stock in the open market or, in the alternative, may purchase authorized but unissued shares of the Common Stock or treasury shares from the Company sufficient to fund the Plan Share Reserve.

         5.04 Effect of Allocations, Returns and Forfeitures Upon Plan Share Reserves. Upon the allocation of Plan Share Awards under Sections 6.02 and 6.05, or the decision of the Committee to return Plan Shares to the Company, the Plan Share Reserve shall be reduced by the number of Shares subject to the Awards so allocated or returned. Any Shares subject to an Award which are not earned because of forfeiture by the Participant pursuant to Section 7.01 shall be added to the Plan Share Reserve.

                                   Article VI
                                   ----------

                            ELIGIBILITY; ALLOCATIONS

         6.01 Eligibility. Employees are eligible to receive Plan Share Awards within the sole discretion of the Committee. Directors who are not otherwise Employees shall receive Plan Share Awards pursuant to Section 6.05.

         6.02 Allocations. The Committee will determine which of the Employees will be granted Plan Share Awards and the number of Shares covered by each Award, provided, however, that in no event shall any Awards be made which will violate the Charter or Bylaws of the Company or its Subsidiaries or any applicable federal or state law or regulation. In the event Shares are forfeited for any reason or additional Shares are purchased by the Trustee, the Committee may, from time to time, determine which of the Employees will be granted Plan Share Awards to be awarded from forfeited Shares. In selecting those Employees to whom Plan Share Awards will be granted and the number of shares covered by such Awards, the Committee shall consider the prior and anticipated future position, duties and responsibilities of the Employees, the value of their prior and anticipated future services to the Company and its Subsidiaries, and any other factors the Committee may deem relevant. All actions by the Committee shall be deemed final, except to the extent that such actions are revoked by the Board. Notwithstanding anything herein to the contrary, in no event shall any Participant receive Plan Share Awards in excess of 25% of the aggregate Plan Shares authorized under the Plan.

         6.03 Form of Allocation. As promptly as practicable after a determination is made pursuant to Section 6.02 or Section 6.05 that a Plan Share Award is to be made, the Committee shall notify the Participant in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the award may be earned. The date on which the Committee makes its award determination or the date the Committee so notifies the Participant shall be considered the date of grant of the Plan Share Awards as determined by the Committee. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

         6.04 Allocations Not Required. Notwithstanding anything to the contrary at Sections 6.01, 6.02 or 6.05, no Employee shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the sole discretion of the Committee and the Board, nor shall the Employees as a group have such a right. The Committee may, with the approval of the Board (or, if so directed by the Board) return all Common Stock in the Plan Share Reserve to the Company at any time, and cease issuing Plan Share Awards.

         6.05 Awards to Directors. Notwithstanding anything herein to the contrary, upon the Effective Date, a Plan Share Award consisting of 361 Plan Shares shall be awarded to each Director of the Company that is not otherwise an Employee. Such Plan Share Award shall be earned and non-forfeitable at the rate of one-fifth as of April 22, 2004 and an additional one-fifth following each of the next four successive years during such periods of service as a Director or Director Emeritus. Such Plan Share Award shall be immediately 100% earned and non-forfeitable in the event of the death or Disability of such Director or Director Emeritus. Such Plan Share Award shall be immediately 100% earned and non-forfeitable upon a Change in Control of the Company or the Bank. Subsequent to the Effective Date, Plan Share Awards may be awarded to newly elected or appointed Directors of the Company by the Committee, provided that total Plan Share Awards granted to non-employee Directors of the Company shall not exceed 30% of the total Plan Share Reserve in the aggregate under the Plan or 5% of the total Plan Share Reserve to any individual non-employee Director.

                                   Article VII
                                   -----------

             EARNINGS AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

         7.01     Earnings Plan Shares; Forfeitures.

         (a) General Rules. Unless the Committee shall specifically state to the contrary at the time a Plan Share Award is granted, Plan Shares subject to an Award shall be earned and non-forfeitable by a Participant at the rate of one-fifth of such Award following one year after the granting of such Award, and an additional one-fifth following each of the next four successive years; provided that such Participant remains an Employee, Director, or Director Emeritus during such period.

         (b) Revocation for Misconduct. Notwithstanding anything herein to the contrary, the Board shall, by resolution, immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been delivered thereunder to the Participant, whether or not yet earned, in the case of a Participant who is discharged from the employ or service of the Company or a Subsidiary for Cause, or who is discovered after termination of employment or service to have engaged in conduct that would have justified termination for Cause. A determination of Cause shall be made by the Board within its sole discretion.

         (c) Exception for Terminations Due to Death or Disability. Notwithstanding the general rule contained in Section 7.01(a) above, all Plan Shares subject to a Plan Share Award held by a Participant whose employment or service with the Company or a Subsidiary terminates due to death or Disability, shall be deemed earned and nonforfeitable as of the Participant's last date of employment or service with the Company or a Subsidiary and shall be distributed as soon as practicable thereafter.

         (d)   Exception   for   Termination   after  a   Change   in   Control.
Notwithstanding the general rule contained in Section 7.01 above, all Plan Shares subject to a Plan Share Award held by a Participant shall be deemed to be immediately 100% earned and non-forfeitable in the event of a Change in Control of the Company or the Bank and shall be distributed as soon as practicable thereafter.

         7.02 Accrual and Payment of Dividends. A holder of a Plan Share Award, whether or not earned, shall also be entitled to receive an amount equal to any cash dividends declared and paid with respect to shares of Common Stock represented by such Plan Share Award between the date the relevant Plan Share Award was granted to such Participant and the date the Plan Shares are distributed. Such cash dividend amounts shall be held in arrears under the Trust and distributed upon the earning of the applicable Plan Share Award. Such payment shall also include an appropriate amount of earnings, if any, of the Trust assets with respect to any cash dividends so distributed.

         7.03     Distribution of Plan Shares.

         (a)  Timing of  Distributions:  General  Rule.  Except as  provided  in
Subsections (d) and (e) below, Plan Shares shall be distributed to the Participant or his Beneficiary, as the case may be, as soon as practicable after they have been earned. No fractional shares shall be distributed. Notwithstanding anything herein to the contrary, at the discretion of the Committee, Plan Shares may be distributed prior to such Shares being 100% earned, provided that such Plan Shares shall contain a restrictive legend detailing the applicable limitations of such shares with respect to transfer and forfeiture.

         (b) Form of Distribution. All Plan Shares, together with any shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned. Payments representing cash dividends (and earnings thereon) shall be made in cash. Notwithstanding anything within the Plan to the contrary, upon a Change in Control whereby substantially all of the Common Stock of the Company shall be acquired for cash, all earned Plan Shares associated with Plan Share Awards, together with any shares representing stock dividends associated with earned Plan Share Awards, shall be, at the sole discretion of the Committee, distributed as of the effective date of such Change in Control, or as soon as administratively feasible thereafter, in the form of cash equal to the consideration received in exchange for such Common Stock represented by such Plan Shares.

         (c) Withholding. The Trustee may withhold from any payment or distribution made under this Plan sufficient amounts of cash or shares of Common Stock necessary to cover any applicable withholding and employment taxes, and if the amount of such payment or distribution is not sufficient, the Trustee may require the Participant or Beneficiary to pay to the Trustee the amount required to be withheld in taxes as a condition of delivering the Plan Shares. The Trustee shall pay over to the Company or a Subsidiary which employs or employed such Participant any such amount withheld from or paid by the Participant or Beneficiary.

         (d) Timing: Exception for 10% Shareholders.  Notwithstanding Subsection
(a) above, no Plan Shares may be distributed prior to the date which is five years from the effective date of the Conversion to the extent the Participant or Beneficiary, as the case may be, would after receipt of such Shares own in excess of ten percent (10%) of the issued and outstanding shares of Common Stock held by parties other than the MHC, unless such action is approved in advance by a majority vote of disinterested directors of the Board of the Company. Any Plan Shares remaining undistributed solely by reason of the operation of this Subsection (d) shall be distributed to the Participant or his Beneficiary on the date which is five years from the effective date of the Conversion.

         (e) Regulatory Exceptions. No Plan Shares shall be distributed, however, unless and until all of the requirements of all applicable law and regulation shall have been fully complied with, including the receipt of approval of the Plan by the stockholders of the Company by such vote, if any, as may be required by applicable law and regulations.

         7.04 Voting of Plan Shares. After a Plan Share Award has become earned and non-forfeitable, the Participant shall be entitled to direct the Trustee as to the voting of the Plan Shares which are associated with the Plan Share Award and which have not yet been distributed pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust as to which Participants have not yet earned and are not entitled to direct, or have not directed, the voting of such Shares, shall be voted by the Trustee as directed by the Committee.

                                  Article VIII
                                  ------------

                                      TRUST

         8.01 Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

         8.02 Management of Trust. It is the intention of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the management, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust, except those attributable to cash dividends paid with respect to Plan Shares not held in the Plan Share Reserve, in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustees shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

         (a) To invest up to one hundred percent (100%) of all Trust assets in the Common Stock without regard to any law now or hereafter in force limiting investments for Trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Company or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

         (b) To invest any Trust assets not otherwise invested in accordance with (a) above in such deposit accounts, and certificates of deposit (including those issued by the Bank), obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash.

         (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

         (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

         (e) To hold cash without interest in such amounts as may be in the opinion of the Trustee reasonable for the proper operation of the Plan and Trust.

         (f) To employ brokers, agents, custodians, consultants and accountants.

         (g) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

         (h) To hold funds and securities representing the amounts to be distributed to a Participant or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets.

         (i) As may be directed by the Committee or the Board from time to time, the Trustee shall pay to the Company earnings of the Trust attributable to the Plan Share Reserve.

         Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of a court for the exercise of any power herein contained, or to maintain bond.

         8.03 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

         8.04 Earnings. All earnings, gains and losses with respect to Trust assets shall be allocated in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Participants or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. In particular, any earnings on cash dividends received with respect to shares of Common Stock shall be allocated to accounts for Participants, except to the extent that such cash dividends are distributed to Participants, if such shares are the subject of outstanding Plan Share Awards, or, otherwise to the Plan Share Reserve.

         8.05 Expenses. All costs and expenses incurred in the operation and administration of this Plan, including those incurred by the Trustee, shall be paid by the Company.

         8.06 Indemnification. Subject to the requirements and limitations of applicable laws and regulations, the Company shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

                                   Article IX
                                   ----------

                                  MISCELLANEOUS

         9.01 Adjustments for Capital Changes. The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of Shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of the Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Company.

         9.02 Amendment and Termination of the Plan. The Board may, by resolution, at any time, amend or terminate the Plan. The power to amend or terminate the Plan shall include the power to direct the Trustee to return to the Company all or any part of the assets of the Trust, including shares of Common Stock held in the Plan Share Reserve, as well as shares of Common Stock and other assets subject to Plan Share Awards which have not yet been earned by the Participants to whom they have been awarded. However, the termination of the Trust shall not affect a Participant's right to earn Plan Share Awards and to the distribution of Common Stock relating thereto, including earnings thereon, in accordance with the terms of this Plan and the grant by the Committee or the Board. Notwithstanding the foregoing, no action of the Board may increase (other than as provided in Section 9.01 hereof) the maximum number of Plan Shares permitted to be awarded under the Plan as specified at Section 5.03, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to ratification by the stockholders of the Company.

         9.03 Nontransferable. Plan Share Awards and rights to Plan Shares shall not be transferable by a Participant, and during the lifetime of the Participant, Plan Shares may only be earned by and paid to the Participant who was notified in writing of the Award by the Committee pursuant to Section 6.03. No Participant or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Company, or any Subsidiary be subject to any claim for benefits hereunder.

         9.04 No Employment Rights. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right, either express or implied, on the part of any Participant to continue in the employ or service of the Company, or a Subsidiary thereof.

         9.05 Voting and Dividend Rights. No Participant shall have any voting or dividend rights of a stockholder with respect to any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and 7.04 above, prior to the time said Plan Shares are actually distributed to such Participant.

         9.06 Governing Law. The Plan and Trust shall be governed by and construed under the laws of the State of New Jersey, except to the extent that Federal Law shall be deemed applicable.

         9.07 Effective Date. The Plan shall be effective as of the date of approval of the Plan by the Board of the Company, subject to ratification of the Plan by the stockholders of the Company and to the receipt of approval or non-objection of such Plan by the OTS or other applicable banking regulator, if applicable.

         9.08 Term of Plan. This Plan shall remain in effect until the earlier of (i) termination by the Board, (ii) the distribution of all assets of the Trust, or (iii) 21 years from the Effective Date. Termination of the Plan shall not effect any Plan Share Awards previously granted, and such Plan Share Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

         9.09 Tax Status of Trust. It is intended that the Trust established hereby shall be treated as a grantor trust of the Company under the provisions of Section 671 et seq. of the Internal Revenue Code of 1986, as amended, as the same may be amended from time to time.